                                                   Table of Contents

Shareholder Letter .............................          2
Portfolios of Investments ......................         20
Statement of Assets and Liabilities ............         58
Statement of Operations ........................         62
Statements of Changes in Net Assets ............         64
Financial Highlights ...........................         68
Notes to Financial Statements ..................         72

Forward Funds are distributed by Provident Distributors, Inc. For more complete information about Forward Funds, including obtaining a prospectus, please visit our Web site at www.forwardfunds.com or call 1-800-999-6809. Read it carefully before investing money.

Dear Shareholders,

We are pleased to present the annual report for Forward Funds, Inc. for the fiscal year ended December 31, 1999.

Forward Funds offers investment opportunities in U.S. and international equities, global bonds, U.S. small capitalization stocks, real estate investments and in a global asset allocation fund. We have selected the following Advisor and Sub-Advisors to manage our Funds:

The Small Capitalization Equity Fund:  Hoover Capital Management, LLC
The International Equity Fund:         Templeton Investment Counsel, Inc.
The U.S. Equity Fund:                  Barclays Global Fund Advisors, Inc.
The Global Bond Fund:                  Pacific Investment Management Co.
                                       (PIMCO)
The Real Estate Investment Fund:       Uniplan, Inc.
The Global Asset Allocation Fund:      Webster Investment Management Co., LLC

The Advisor and each of the Sub-Advisors have provided commentaries regarding their investment advisory services on your behalf during the past year. We believe that you will find this information to be of value.

Thank you for your interest in Forward Funds. Our primary objective is to continue to serve our clients.

Sincerely,

Forward Funds, Inc.

Investment Advisor: Webster Investment Management Company, LLC,
San Francisco, CA

Note: The views expressed in this report reflect those of the Advisor and/or Sub-Advisors only through the period of this report as stated on the cover. Their views are subject to change at any time based on market and other conditions.

                      THE SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                                FUND COMMENTARY

Our small cap growth and value investing strategy rests on identifying companies with growth in earnings and cash flow, primarily with a market capitalization between $200 million to $1.5 billion at the time of investment. We look for companies which possess a catalyst to propel accelerated earnings growth and which also have one or more value parameters based on cash flow, earnings, assets or other valuation metrics.

The bipolar markets of 1999 did not reward the prudent growth and value investor during 1999. Stocks in the Russell 2000 Index ("Index") performed in inverse relation to their value as measured by price-to-earnings ("P/E") calculations. The following graph ranks stock contributions to Index performance by P/E quintile. Stocks from the first four P/E quintiles (with median P/E ratios ranging from 7.5 to 20.4) contributed a combined net decline of 2.93% to the Index. Those in the fifth quintile (median P/E ratio of 51.6) and those without earnings contributed 24.01% of the Index's performance, or greater than 100%.

1999 RETURNS BY P/E QUINTILE FOR THE RUSSELL 2000 INDEX

                         %          INDEX       12/99      12/99       12/99
PORTFOLIO             RETURN    CONTRIBUTION   WEIGHTS   MEDIAN P/E  HIGHEST P/E
---------             ------    ------------   -------   ----------  -----------

Q1                    -10.59      - 1.58        11.70       7.50        9.20
Q2                    - 8.95      - 1.70        14.20      10.80       12.40
Q3                    - 7.64      - 1.62        15.70      14.30       16.70
Q4                     10.87        1.97        18.40      20.40       27.90
Q5                     68.03       13.15        23.60      51.60         NM
                       85.34       10.86        16.40        NM          NM

Negative Earnings
Russell 2000 Index     21.26         --           100       14.2         NM
------------
Source: Frank Russell Company; Prudential Securities.

During the year we increased our technology holdings as concerns lessened over Year 2000 ("Y2K") spending issues. We are invested in technology companies with cash flow and earnings growth, such as the semiconductor and capital equipment industries, where industry growth over the next two years is projected at 25% and 40%, respectively. We have placed emphasis on companies that are suppliers to the telecommunications industry. We also own other hardware and software companies which are suppliers to the internet infrastructure. Our performance in the quarter was helped by Apex, a manufacturer of switches for servers; Cypress Semiconductor, whose products increasingly go to the telecommunication industry; Varian Semiconductor, a supplier of capital equipment; and Wind River, a developer of embedded software, as well as other technology stocks. In the consumer sectors, stocks which helped our performance generally had a viable internet strategy including: Lands End, (Web site sales); McClatchy, a newspaper publisher (advertising revenue from dot coms); and Elcor, a supplier of industrial products to the housing and cellular phone industries. In the capital goods sector, Applied Power, Electro Scientific and United Stationers, all technology related, contributed to the Fund's performance.

We believe the improvement in the relative strength of the small cap indexes late in 1999, initially driven by a very narrow move of the most highly valued companies, will benefit the small capitalization sector in 2000 as the breadth of the market improves. Our constructive outlook is driven by our expectations for: (1) continued global growth and low inflation, (2) profit growth beyond technology in cyclical industries and small companies, (3) a reversal of the current valuation disparity, (4) and investor relief over Y2K. Investors' huge liquidity preference in 1999 was driven by the perception that U.S. profits were peaking and was exacerbated by Y2K concerns. We believe recovering global growth in 2000, combined with continued U.S. productivity gains, will sustain U.S. non-inflationary growth above 3%. Against this economic backdrop, investors will likely gain confidence in the growth of more cyclical, industrial, energy and infrastructure related industries as well as the more volatile earnings of small capitalization companies. In fact, earnings growth for small capitalization stocks is projected to exceed that of large capitalization companies for the first time since mid-1998.

Adoption of growth-enhancing internet strategies by corporate America may be one of the investment themes of 2000. We intend to continue to invest in companies which are using the internet to improve their competitive position, as well as internet enablers and distributors. We are also invested in technology suppliers to the internet infrastructure including Burr Brown, Apex, and Veeco Instruments. Energy service and small cap exploration and production companies should perform well into year 2000, as earnings comparisons will be strong. Our selections include Nabors, Weatherford and Barrett Resources. Select financial stocks are selling at reasonable valuations and could benefit from continued consolidation in the sector, such as Greater Bay Bancorp and Waddell and Reed. Certain health care service stocks are beginning to show stronger earnings not yet reflected in their prices, including Mid Atlantic Medical, an HMO, and Renal Care Group, a dialysis provider.

Never has the disparity been greater between overvalued momentum stocks and the rest of the small capitalization universe as shown in this graph which uses the price-to-sales valuation metric. This is not the time to chase momentum; rather, this is the time to buy undervalued small capitalization stocks with a growth catalyst.

             "TECHNOLOGY - RELATIVE VALUATION OF MOMENTUM STOCKS"

[plot points to come]


             WEIGHTINGS BY INDUSTRY AS A PERCENTAGE OF NET ASSETS
                           AS OF DECEMBER 31, 1999

Capital Goods and Construction                    9.31%
Consumer Cyclical                                17.43%
Consumer Staples                                 15.73%
Energy                                           13.78%
Finance                                           7.08%
Technology                                       27.29%
Net Other Assets and Liabilities                  1.73%
Other Industries                                  7.65%

                  GROWTH OF A $10,000 INVESTMENT IN THE FUND

              Small Capitalization
                    Equity Fund        Russell 2000 Index(1)
--------------------------------------------------------------------------------
10/01/98             $10,000               $10,000
12/31/98              11,399                11,631
03/31/99              10,919                11,001
06/30/99              12,570                12,711
09/30/99              11,449                11,908
12/31/99              12,200                14,104


                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                           7.03%
            Since Inception*                                17.21%

  * Past performance is not indicative of future performance.
    Fund inception: 10/1/98.
(1) The Russell 2000 Index is unmanaged and investors cannot invest directly in the index.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                          THE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                FUND COMMENTARY

1999 will go down as a year of contrasts. The year ushered in the introduction of the Euro, currency devaluation in Brazil, worries of a slowdown in the United States, Year 2000 ("Y2K") bug fears and a growing optimism in the Asian economy. As we exit the year, unbridled optimism reigns in most markets inflation is well under control, the internet is revolutionizing global economies, the Y2K bug is rarely discussed and funds are flowing into the equity markets. Unfortunately for value investors, the bulk of the money is pushing growth sectors such as telecommunications and technology to unprecedented levels, bypassing (except for a brief second quarter flurry) shares in economically sensitive companies.

The introduction of the Euro has proven to be disappointing due to worries over the health of European economies and concerns of that government will continue to interfere in the free market by bailing out struggling companies. The currency weakness has benefited the operations of export-oriented companies, as most commodity prices are U.S. dollar denominated. Consequently, the Fund was helped by its holdings in oil, metals, paper and forest. With economic indicators picking up across the continent, cyclical shares could perform well in the first half of year 2000. The most significant hurdle for value investors is the "internet fever" gripping European investors and the willingness to pay seemingly high multiples to invest in shares of telecommunications and technology companies. During the year the Fund was a net seller of European equities, reducing its exposure from 58.0% to 54.2%.

Asian markets turned in strong performances as the region continued to rebound from the 1997-1998 "Asian Crisis." Helped by strong exports to the developed world, many companies have successfully restructured operations and repaired their balance sheets. We initiated positions in a handful of Japanese companies, which combined with strong performance, increased our Asian portfolio weighting from 11.2% to 17.9%.

Latin America provided extreme volatility but generally strong performance in the key markets of Mexico and Brazil. Aided by its proximity to the booming U.S. economy, Mexico was the best performing market in the region. After months of currency induced turmoil, Brazil recovered in the final months of the year as interest rates finally stabilized. A combination of profit taking and Repsol's purchase of YPF SA reduced our holdings in Latin America from 11.8% to 10.8%.

For the year, Fund performance tracked that of the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East Index. Strong performance by our technology and telecommunications related names (Philips Electronics, Sony Corporation, Nippon Telegraph and Telephone, Smartone Telecommunications and Alcatel SA), and emerging markets (Telefonos de Mexico, Teva Pharmaceuticals, Telebras, Embratel) were offset by poor performance in our interest rate sensitive holdings (Scor SA, XL, Capital, Zurich Allied, National Power Plc, Ace
Ltd).

The strategies employed by the Fund are consistent with the methods used by the Templeton organization for over 50 years. Our team of 35 analysts scours the globe looking for out of favor securities trading at depressed levels relative to long-term "normalized" earnings. To us, normalized represents what a company can earn in the middle of a typical economic cycle and requires forecasting earnings and cash flow out five years. We then purchase stocks that are cheap on a five-year basis and on average hold them for the same period. We believe that over the long term a bottom-up, value-based contrarian approach produces superior returns.

We remain positively disposed towards the international markets on a longer-term view but are concerned with short-term valuations. By purchasing out of favor securities, trading at low valuations and maintaining a diversified fund portfolio, we are attempting to reduce volatility.

    WEIGHTINGS BY COUNTRY AS A PERCENTAGE OF THE PORTFOLIO OF INVESTMENTS
                           AS OF DECEMBER 31, 1999

Mid-East/Africa                              2.5%
North America                                3.9%
Europe                                      54.2%
Other                                        3.5%
Asia                                        17.9%
Australia/New Zealand                        7.2%
Latin America                               10.8%

    WEIGHTINGS BY INDUSTRY AS A PERCENTAGE OF THE PORTFOLIO OF INVESTMENTS
                           AS OF DECEMBER 31, 1999

Energy                                      10.0%
Materials                                   16.9%
Capital Equipment                            5.75
Consumer Goods                              16.2%
Services                                    23.8%
Short Term & Other                           3.5%
Finance                                     20.3%
Multi-Industry                               3.6%

                  GROWTH OF A $10,000 INVESTMENT IN THE FUND

                  International            MSCI World
                   Equity Fund         (ex. U.S.) Index(1)
--------------------------------------------------------------------------------
10/01/98             $10,000               $10,000
12/31/98              11,323                12,111
03/31/99              11,654                12,543
06/30/99              12,736                13,142
09/30/99              12,606                12,947
12/31/99              14,170                15,131


                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                          25.15%
            Since Inception*                                32.10%

  * Past performance is not indicative of future performance.
    Fund inception: 10/1/98.
(1) The Morgan Stanley World (ex. U.S.) Index is unmanaged and investors cannot invest directly in the index.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. (See Note 7 to the Financial Statements).

                              THE U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                FUND COMMENTARY

1999 was another challenging year for active managers. The market remained volatile with interest rate speculation a persistent theme, as the domestic economy edged closer to a record period of expansion. The narrowness of the market was also reflected in the dramatic rise to prominence of internet-related stocks, particularly in the first quarter. Throughout the year, investors seemingly ignored the fundamentals as illustrated by the extreme differential performance between growth and value indices, particularly in the fourth quarter as strong momentum in technology stocks saw the NASDAQ finish the year up over 80%.

In this hostile environment, the Fund's strategy of emphasizing companies trading at attractive relative valuations detracted from performance relative to its benchmark, the Russell 3000 Index. The significant out-performance of relatively few names trading at high valuation multiples (e.g., Qualcomm) detracted from the Fund's strategy to add-value. In spite of these challenges, the Fund's broad diversification yielded positive gains across the industry spectrum, including computer hardware and financial services, partially offsetting below-average returns within banking and telecommunications equipment.

While the market's near-term direction is always uncertain, we believe that our systematic approach based on proven economic and financial principles will identify undervalued securities likely to outperform the market.

             WEIGHTINGS BY INDUSTRY AS A PERCENTAGE OF NET ASSETS
                           AS OF DECEMBER 31, 1999

Chemicals and Drugs                          6.24%
Consumer Cyclicals                           6.30%
Finance                                     13.31%
Retail                                       5.36%
Technology                                  23.02%
Telecommunications                          12.46%
Utilities                                    3.95%
Other Industries                            28.40%
Net Other Assets and Liabilities             0.96%

                   GROWTH OF A $10,000 INVESTMENT IN THE FUND

                 U.S. Equity Fund      Russell 3000 Index(1)
--------------------------------------------------------------------------------
10/01/98             $10,000               $10,000
12/31/98              12,093                12,143
03/31/99              12,524                12,555
06/30/99              13,424                13,523
09/30/99              12,604                12,631
12/31/99              14,451                14,680


                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                          19.50%
            Since Inception*                                34.19%

*   Past performance is not indicative of future performance.
    Fund inception: 10/1/98.
(1) The Russell 3000 Index is unmanaged and investors cannot invest directly in the index.

                              THE GLOBAL BOND FUND
--------------------------------------------------------------------------------

                                FUND COMMENTARY

Interest rates in most developed economies continued to move higher during the fourth quarter in response to accelerating growth and increasing inflationary prospects. The U.S. Federal Reserve, Bank of England and European Central Bank all tightened as each took back a portion of the rate cuts that followed the emerging market crises in the fall of 1998. The rise in U.S. interest rates capped the worst year in the bond market since 1994, as investors anticipated that additional Federal Reserve tightening would be necessary to prevent the U.S. economy from overheating. More tightening is likely from global central banks in response to improving world growth.

Lower relative growth and inflation in core Europe allowed European bonds to outperform their U.S. counterparts during the quarter. An overweighting in the short-end of the U.K. and Euro yield curves was negative for performance as improving economic data raised fears of the central bank tightening. Also, an overweighting in the Euro versus the dollar hurt returns as the dollar rallied in response to the strong U.S. economy.

Japanese bonds were stable over the period, buoyed by continued domestic buying, weak growth and prospects for low inflation. An underweighting in Japan was negative as Japanese bonds continued to outperform. We continue to put less emphasis on Japan due to high debt levels and prospects for increased bond issuance.

            WEIGHTINGS BY COUNTRY AS A PERCENTAGE OF TOTAL ASSETS
                           AS OF DECEMBER 31, 1999

Canada                                  2.62%
Greece                                  2.70%
Germany                                 7.33%
Cash & Cash Equivalents                 7.02%
United States                          42.09%
Italy                                   1.46%
United Kingdom                          0.24%
Other                                  35.53%

             WEIGHTINGS BY SECTOR AS A PERCENTAGE OF TOTAL ASSETS
                           AS OF DECEMBER 31, 1999

Supranationals                          6.96%
Cash & cash Equivalents                19.99%
Government and Government Agency       49.09%
Corporate Bonds                        23.96%


                  GROWTH OF A $10,000 INVESTMENT IN THE FUND

                           Global         Salomon Smith Barney
                            Bond       World Government Bond Index
                            Fund           (Dollar hedged)(1)
--------------------------------------------------------------------------------
10/01/98                  $10,000             $10,000
12/31/98                    9,980              10,033
03/31/99                   10,110              10,116
06/30/99                    9,970              10,044
09/30/99                    9,980              10,099
12/31/99                   10,048              10,165


                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                           0.68%
            Since Inception*                                 0.39%

*   Past performance is not indicative of future performance.
    Fund inception: 10/1/98.
(1) Salomon Smith Barney World Government Bond Index (Dollar hedged) is unmanaged and investors cannot invest directly in the index.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. (See Note 7 to the Financial Statements).

                         THE REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------

                                FUND COMMENTARY

1999 proved in general to be a good year for the owners and operators of real estate, but the performance of real estate related securities did not reflect the positive operating environment of the real estate sector. The Fund commenced operations on May 10, 1999, shortly after the noted value investor Warren Buffet disclosed that he had made several investments in real estate investment trusts (REITs). However, the positive effect of Mr. Buffet's investment was short lived and after a brief rally, REIT's began a steady decline, which lasted until year-end.

Our investment approach is one that seeks to create for our shareholders a broad and diversified portfolio of real estate by investing in the securities of companies that generate the majority of their income through the ownership, operation and development of real estate. These securities tend to be equity REITs.

We believe that the value of real estate is a function of the supply and demand characteristics of the local market at a given time. Our portfolio approach attempts to remain sector neutral to the National Association of Real Estate Investments Trusts Equity Index ("NAREIT Index"). We believe the value added in real estate investing is selecting the correct properties in the correct geographic markets based on supply and demand.

Our current strategy has the portfolio investments focused on key east and west coast metropolitan markets that are supply constrained and experiencing robust economic growth, which is increasing local demand. During the six month period ended December 31, 1999 the Fund returned -7.57% and the NAREIT Index returned -8.97%. We believe it is this supply and demand focus which helped the Fund outperform its benchmark during the period.

The outlook for the year 2000 appears positive for the real estate community. Continued economic growth provides good demand for real estate in most local markets. Capital availability for real estate projects remains selective, and when coupled with increasing demands on the part of local regulators, supply growth in new real estate remains modest in most local markets. We anticipate the real estate securities markets will reflect the positive operating environment during the upcoming year.

             WEIGHTINGS BY INDUSTRY AS A PERCENTAGE OF NET ASSETS
                           AS OF DECEMBER 31, 1999

Office                                  15.25%
Specialty                               10.46%
Self Storage                             3.20%
Health Care                              2.46%
Industrial                              17.63%
Retail                                  18.27%
Net Other Assets and Liabilities        10.51%
Residential                             22.22%

                  GROWTH OF A $10,000 INVESTMENT IN THE FUND

                    Real Estate                      NAREIT
                   Investment Fund                Equity Index(1)
--------------------------------------------------------------------------------
5/10/99               $10,000                       $10,000
6/30/99                 9,834                        10,054
9/30/99                 9,153                         9,246
12/31/99                9,089                         9,153



                                TOTAL RETURN:
            Since Inception*                               (9.10)%

*   Past performance is not indicative of future performance.
    Fund inception: 5/10/99.
(1) The National Association of Real Estate Investment Trusts Equity Index is unmanaged and investors cannot invest directly in the index.

REIT funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

                        THE GLOBAL ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                                FUND COMMENTARY

Our investment approach remains strategic rather than tactical in nature. Unless we expect markets or macroeconomic fundamentals to shift dramatically, we intend to maintain an institutional asset allocation of approximately 70% in equity funds (composed of 35% core, 25% international equities and 10% small cap) approximately 25% in bonds and cash, and 5% in real estate investments.

During the second quarter of 1999, we added a real estate investment component to the Fund's portfolio. In keeping the Fund's portfolio weightings consistent, the actual percentages invested indirectly in each asset class will naturally vary within a certain range of the target weighting.

                 INVESTMENT HOLDINGS AS OF DECEMBER 31, 1999

Small Cap Equity                        9.99%
Real Estate                             4.07%
U.S. Equity                            36.15%
International Equity                   23.14%
Global Bond                            26.65%

                  GROWTH OF A $10,000 INVESTMENT IN THE FUND

                        Global Asset       MSCI All Country
                       Allocation Fund      World Index(1)
--------------------------------------------------------------------------------
 4/98                      $10,000            $10,000
 6/98                        9,920             10,063
 9/98                        8,910              8,828
12/98                        9,908             10,689
 3/99                       10,079             11,123
 6/99                       10,664             11,781
 9/99                       10,261             11,590
12/99                       11,134             13,608

                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                          12.38%
            Since Inception*                                 6.33%

  * Past performance is not indicative of future performance.
    Fund inception: 4/1/98.
(1) The Morgan Stanley All Country World Index is unmanaged and investors cannot invest directly in the index.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

REIT funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

THE SMALL CAPITALIZATION EQUITY FUND
PORTFOLIO OF INVESTMENTS

                                                                     VALUE
SHARES                                                              (NOTE 2)
------                                                              --------
COMMON STOCKS - 98.27%

          BASIC MATERIALS - 1.00%
31,000    Century Aluminum Co. ..................................  $   465,000
                                                                   -----------
          CAPITAL GOODS AND CONSTRUCTION - 9.31%
30,300    Applied Power, Inc. ...................................    1,113,525
24,250    Elcor Corp. ...........................................      730,531
25,400    Granite Construction, Inc. ............................      468,313
27,400    Mobile Mini, Inc.* ....................................      589,100
 8,300    Tecumseh Products Co., Class A ........................      391,656
37,000    United Stationers, Inc. ...............................    1,056,812
                                                                   -----------
                                                                     4,349,937
                                                                   -----------
          CONSUMER CYCLICAL - 17.43%
15,900    Anchor Gaming* ........................................      690,656
21,700    Apollo Group* .........................................      435,356
50,000    Callaway Golf Co. .....................................      884,375
28,550    Cost Plus, Inc.* ......................................    1,017,094
46,100    Handleman Co.* ........................................      616,588
45,600    Hollywood Entertainment Co.* ..........................      661,200
25,600    Insight Enterprises, Inc.* ............................    1,040,000
19,100    McClatchy Co. .........................................      826,075
18,300    Men's Wharehouse* .....................................      537,563
16,100    Michaels Stores, Inc.* ................................      458,850
78,600    Park Place Entertainment Corp.* .......................      982,500
                                                                   -----------
                                                                     8,150,257
                                                                   -----------
          CONSUMER STAPLES - 15.73%
23,800    Ames Department Stores, Inc.* .........................      685,738
15,850    CEC Entertainment, Inc.* ..............................      449,744
25,700    Celestial Seasonings, Inc.* ...........................      478,261
31,400    ITT Educational Services, Inc.* .......................      484,738
55,500    Luby's, Inc. ..........................................      631,312
25,100    Mandalay Resort Group* ................................      505,138
47,600    Rent-Way, Inc.* .......................................      889,525
13,600    RSA Security, Inc.* ...................................    1,054,000
51,800    PETCO Animal Supplies, Inc.* ..........................      770,525
60,700    Taco Cabana, Class A* .................................      493,187
19,800    Williams-Sonoma, Inc.* ................................      910,800
                                                                   -----------
                                                                     7,352,968
                                                                   -----------
          ENERGY - 13.78%
16,200    Barrett Resources Corp.* ..............................      476,888
29,800    Basin Exploration, Inc.* ..............................      525,225
52,400    Brown (Tom), Inc.* ....................................      700,850
11,783    Devon Energy Corp., Class N ...........................      387,366
47,300    Forest Oil Corp.* .....................................      623,769
56,700    Global Industries, Ltd.* ..............................      489,037
26,000    Nabors Industries, Inc.* ..............................      804,375
58,800    Newpark Resources, Inc.* ..............................      360,150
37,300    Tuboscope, Inc.* ......................................      592,138
37,900    Varco International, Inc.* ............................      386,106
27,400    Weatherford International, Inc.* ......................    1,094,288
                                                                   -----------
                                                                     6,440,192
                                                                   -----------
          FINANCE - 7.08%
22,200    BancWest Corp. ........................................      432,900
25,600    Fidelity National Insurance ...........................      368,000
16,500    Greater Bay Bancorp ...................................      707,437
15,400    Legg Mason, Inc. ......................................      558,250
31,700    Waddell & Reed Financial, Inc., Class A ...............      859,862
13,700    Westamerica Bancorporation ............................      382,744
                                                                   -----------
                                                                     3,309,193
                                                                   -----------
          HEALTH CARE - 4.03%
54,300    Mid Atlantic Medical Services, Inc.* ..................      451,369
23,600    Ocular Sciences, Inc.* ................................      445,450
42,200    Renal Care Group, Inc.* ...............................      986,425
                                                                   -----------
                                                                     1,883,244
                                                                   -----------
          REAL ESTATE - 1.04%
19,500    Webb (Del E.) Corp. ...................................      486,281
                                                                   -----------
          TECHNOLOGY - 27.29%
33,900    Apex, Inc.* ...........................................    1,093,275
25,850    Burr Brown Corp.* .....................................      933,831
10,500    Credence Systems Corp.* ...............................      908,250
29,600    Cypress Semiconductor Co.* ............................      958,300
16,400    Electro Scientific Industries, Inc.* ..................    1,197,200
42,000    GaSonics International Corp.* .........................      829,500
31,700    Integrated Device Technology, Inc.* ...................      919,300
11,250    Kronos, Inc.* .........................................      675,000
35,000    Pericom Semiconductor Co.* ............................      920,937
 9,600    Rainbow Technologies, Inc.* ...........................      223,200
52,900    Varian, Inc.* .........................................    1,190,250
41,600    Varian Semiconductor Equipment Associates, Inc.* ......    1,414,400
15,700    Veeco Instruments, Inc.* ..............................      734,956
20,800    Wind River Systems, Inc.* .............................      761,800
                                                                   -----------
                                                                    12,760,199
                                                                   -----------
          TRANSPORTATION - 1.58%
26,600    ABC-NACO, Inc.* .......................................      219,450
18,600    Skywest, Inc. .........................................      520,800
                                                                   -----------
                                                                       740,250
                                                                   -----------
          TOTAL COMMON STOCKS ...................................   45,937,521
          (Cost $36,858,245)                                       -----------
TOTAL INVESTMENTS - 98.27% ......................................   45,937,521
(Cost $36,858,245)                                                 -----------
NET OTHER ASSETS AND LIABILITIES - 1.73% ........................      810,434
                                                                   -----------
NET ASSETS - 100.00% ............................................  $46,747,955
                                                                   ===========
--------------------------
*              Non-income producing security

                                                   THE INTERNATIONAL EQUITY FUND
                                                        PORTFOLIO OF INVESTMENTS

                                                                     VALUE
SHARES                                                              (NOTE 2)
------                                                              --------
COMMON STOCKS - 95.38%

           ARGENTINA - 1.74%
 42,194    Perez Companc SA, Class B ..........................  $   216,064
  7,578    Telefonica de Argentina SA .........................      233,970
                                                                 -----------
                                                                     450,034
                                                                 -----------
           AUSTRALIA - 6.34%
 36,100    Australia & New Zealand Banking Group, Ltd. ........      262,615
 19,580    Broken Hill Proprietary Co., Ltd. ..................      257,098
152,152    HIH Insurance, Ltd. ................................      152,828
 22,880    Lend Lease Corp., Ltd. .............................      320,542
 57,062    Mayne Nickless, Ltd. ...............................      147,223
 15,752    National Australia Bank, Ltd. ......................      240,950
 85,976    Pioneer International, Ltd., ADR ...................      258,219
                                                                 -----------
                                                                   1,639,475
                                                                 -----------
           AUSTRIA - 0.74%
  2,880    VA Technologie AG ..................................      190,008
                                                                 -----------
           BELGIUM - 0.52%
  3,445    Union Miniere SA ...................................      133,941
                                                                 -----------
           BERMUDA - 1.18%
  7,617    Ace, Ltd. ..........................................      127,109
  3,463    XL Capital, Ltd., Class A ..........................      179,643
                                                                 -----------
                                                                     306,752
                                                                 -----------
           BRAZIL - 3.95%
 23,241    Banco Bradesco SA, ADR .............................      182,300
 13,115    Centrais Electricas Brasileiras SA
            (Electrobras), ADR ................................      144,265
 10,005    Companhia Vale do Rio Doce, ADR ....................      255,128
  9,540    Embratel Participacoes SA ..........................      259,965
  7,400    Telesp Participacoes SA ............................      180,838
                                                                 -----------
                                                                   1,022,496
                                                                 -----------
           CANADA - 2.70%
 12,600    Barrick Gold Corp. .................................      224,766
 33,858    Methanex Corp. .....................................       92,649
  9,257    Newbridge Networks Corp.* ..........................      208,861
 17,240    Renaissance Energy, Ltd.* ..........................      173,176
                                                                 -----------
                                                                     699,452
                                                                 -----------
           CHILE - 0.72%
  6,525    Cia de Telecomunicaciones de Chile SA, ADR .........      119,081
  4,260    Gener SA, ADR ......................................       66,030
                                                                 -----------
                                                                     185,111
                                                                 -----------
           DENMARK - 1.22%
  4,485    Unidanmark A/S, Class A ............................      315,636
                                                                 -----------
           EGYPT - 0.37%
  5,673    Suez Cement Co., GDR (B) ...........................       94,529
                                                                 -----------
           FINLAND - 3.71%
 23,030    Kemira Oyj .........................................      140,342
 51,055    MeritaNordbanken Oyj* ..............................      300,323
 16,612    Metso Oyj* .........................................      215,848
 17,432    Stora Enso Oyj, R Shares ...........................      303,936
                                                                 -----------
                                                                     960,449
                                                                 -----------
           FRANCE - 7.64%
 12,998    Alcatel SA .........................................      584,910
  3,074    Banque Nationale de Paris* .........................      283,620
  5,180    Rhone-Poulenc SA ...................................      301,053
  5,790    Scor ...............................................      255,441
  2,930    Sylea SA ...........................................      143,135
    800    Thomson Multimedia* ................................       43,110
  5,301    Total Fina SA* .....................................      367,094
                                                                 -----------
                                                                   1,978,363
                                                                 -----------
           GERMANY - 5.85%
  6,269    BASF AG* ...........................................      322,037
  3,557    Deutsche Bank AG* ..................................      300,417
  1,972    Muenchener Rueckversicherungs-Gesellschaft AG
             Registered Shares (A) ............................      500,150
  4,446    Veba AG, ADR .......................................      222,578
 14,982    Volkswagen AG, ADR .................................      168,321
                                                                 -----------
                                                                   1,513,503
                                                                 -----------
           HONG KONG - 4.28%
 26,100    Cheung Kong (Holdings), Ltd. .......................      331,559
107,500    Hongkong Electric Holdings, Ltd. ...................      336,046
 91,500    SmarTone Telecommunications Holdings, Ltd. .........      441,403
                                                                 -----------
                                                                   1,109,008
                                                                 -----------
           ISRAEL - 1.84%
  6,655    Teva Pharmaceutical Industries, Ltd., ADR ..........      477,080
                                                                 -----------
           ITALY - 1.20%
 51,100    Telecom Italia SpA* ................................      311,396
                                                                 -----------
           JAPAN - 12.93%
   2595    Hitachi, Ltd., ADR* ................................      420,066
 15,000    Kurita Water Industries, Ltd. ......................      238,426
121,000    Mitsubishi Paper Mills, Ltd. .......................      162,249
 12,064    Nintendo Co., Ltd. .................................      250,620
  4,833    Nippon Telegraph & Telephone Corp., ADR ............      416,242
 24,000    Nomura Securities Co., Ltd. ........................      433,395
 37,000    Seino Transportation Co., Ltd.* ....................      196,281
  4,206    Sony Corp., ADR ....................................    1,197,659
  7,000    Yamato Kogyo Co., Ltd. .............................       31,585
                                                                 -----------
                                                                   3,346,523
                                                                 -----------
           KOREA - 0.69%
  2,400    Korea Telecom Corp., ADR ...........................      179,400
                                                                 -----------
           MEXICO - 2.43%
175,542    Desc SA de CV* .....................................      144,510
 40,590    Industrias Penoles SA* .............................      116,951
  3,272    Telefonos de Mexico SA, ADR, Class L ...............      368,100
                                                                 -----------
                                                                     629,561
                                                                 -----------
           NETHERLANDS - 5.72%
  6,856    Akzo Nobel NV, ADR .................................      341,086
  4,641    ING Groep NV .......................................      280,198
  4,402    Koninklijke (Royal) Philips Electronics NV* ........      598,579
  7,735    Wolters Kluwer NV, ADR* ............................      261,780
                                                                 -----------
                                                                   1,481,643
                                                                 -----------
           NEW ZEALAND - 0.87%
 86,018    Fletcher Challenge Energy ..........................      224,722
                                                                 -----------
           NORWAY - 0.54%
  7,917    Kvaerner ASA, B Shares* ............................      139,267
                                                                 -----------
           PERU - 0.94%
 11,093    Credicorp, Ltd. ....................................      133,116
  8,239    Telefonica del Peru S.A.A., ADR ....................      110,197
                                                                 -----------
                                                                     243,313
                                                                 -----------
           PORTUGAL - 2.91%
 36,625    Portugal Telecom SA* ...............................      401,738
  6,180    PT Multimedia - Servicos de Telecomunicacoes
             E Multimedia, SGPS, SA* ..........................      351,515
                                                                 -----------
                                                                     753,253
                                                                 -----------
           SOUTH AFRICA - 0.36%
 79,083    Illovo Sugar, Ltd. .................................       94,437
                                                                 -----------
           SPAIN - 2.36%
 16,007    Iberdrola SA .......................................      221,853
 16,834    Repsol SA ..........................................      390,328
                                                                 -----------
                                                                     612,181
                                                                 -----------
           SWEDEN - 4.34%
  8,200    Autoliv, Inc., Swedish Depository Receipt ..........      239,986
  9,474    Mo och Domsjoe AB (MoDo), B Shares .................      341,857
 26,014    Saab AB, B Shares ..................................      250,723
  8,526    Volvo AB, A Shares .................................      215,455
  2,958    Volvo AB, B Shares .................................       76,488
                                                                 -----------
                                                                   1,124,509
                                                                 -----------
           SWITZERLAND - 2.41%
    565    Clariant AG* .......................................      269,318
    622    Zurich Allied AG ...................................      354,692
                                                                 -----------
                                                                     624,010
                                                                 -----------
           UNITED KINGDOM - 14.88%
  3,570    British Airways, Plc, ADR ..........................      229,819
 75,058    Caradon, Plc .......................................      189,136
 52,205    Hogg Robinson, Plc .................................      204,492
 11,094    Inchcape, Plc ......................................       49,280
 40,111    Invensys, Plc ......................................      218,347
 67,433    Laird Group, Plc ...................................      266,865
 62,184    Marks & Spencer, Plc ...............................      296,064
 29,886    McKechnie, Plc .....................................      162,204
  6,612    National Power, Plc, ADR ...........................      142,158
 13,964    National Westminster Bank, Plc .....................      299,995
 16,398    Next, Plc ..........................................      157,337
 52,700    Northern Foods, Plc ................................       86,829
 16,539    Peninsular and Oriental Steam Navigation Co. .......      275,971
128,753    Pilkington, Plc ....................................      173,659
 69,084    Safeway, Plc .......................................      237,690
  5,994    Shell Transport & Trading Co., ADR .................      295,205
 68,294    Storehouse, Plc ....................................       49,366
 38,703    Tate & Lyle, Plc ...................................      253,819
 73,755    The Weir Group, Plc ................................      262,100
                                                                 -----------
                                                                   3,850,336
                                                                 -----------
           TOTAL COMMON STOCKS ................................   24,690,388
           (Cost $24,171,330)                                    -----------
PREFERRED STOCK - 0.93%
           BRAZIL - 0.93%
  1,880    Telecomunicacoes Brasileiras SA (Telebras), ADR ....      241,580
                                                                 -----------
           TOTAL PREFERRED STOCK ..............................      241,580
           (Cost $238,416)                                       -----------

WARRANTS - 0.03%
           FRANCE - 0.02%
  1,378    Banque Nationale de Paris* .........................        6,357
                                                                 -----------
           GERMANY - 0.01%
     43    Muenchener Rueckversicherungs-Gesellschaft AG ......        2,287
                                                                 -----------
           TOTAL WARRANTS .....................................        8,644
                                                                 -----------
           (Cost $724)

PAR VALUE
---------
U.S. GOVERNMENT OBLIGATIONS - 1.40%
368,000    U.S. Treasury Bill, 5.32%, 4/27/00 .................      361,828
                                                                 -----------
           TOTAL U.S. GOVERNMENT OBLIGATIONS ..................      361,828
                                                                 -----------
           (Cost $361,727)
TIME DEPOSIT - 2.07%
535,000    Chase Retail Repo, 5.00%, 01/03/00 .................      535,000
                                                                 -----------
           TOTAL TIME DEPOSIT .................................      535,000
                                                                 -----------
           (Cost $535,000)
TOTAL INVESTMENTS - 99.81% ....................................   25,837,440
                                                                 -----------
(Cost $25,307,197)
NET OTHER ASSETS AND LIABILITIES - 0.19% ......................       49,492
                                                                 -----------
NET ASSETS - 100.00% ..........................................  $25,886,932
                                                                 ===========

--------------------------
*              Non income producing security

(A)  Ownership may only be transferred at the permission of the issuer.
(B) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1999, this security amounted to $94,529, or 0.36% of net assets.
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.

At December 31, 1999 sector diversification was as follows:

                                                % OF THE
SECTOR DIVERSIFICATION                          PORTFOLIO       VALUE
----------------------                          ---------       -----
Services .................................        23.8%      $ 6,157,163
Finance ..................................        20.3         5,254,529
Materials ................................        16.9         4,355,647
Consumer Goods ...........................        16.2         4,189,782
Energy ...................................        10.0         2,589,224
Capital Equipment ........................         5.7         1,469,921
Multi-Industry ...........................         3.6           915,702
Short-Term & Other Investments ...........         3.5           905,472
                                                  ----       -----------
TOTAL INVESTMENTS ........................       100.0%      $25,837,440
                                                 =====       ===========

                                                            THE U.S. EQUITY FUND
                                                        PORTFOLIO OF INVESTMENTS

                                                                     VALUE
SHARES                                                              (NOTE 2)
------                                                              --------


U.S. COMMON STOCKS - 99.02%

           AEROSPACE / AIRLINES - 0.86%
  1,000    Amtran, Inc.* ......................................    $  19,375
  1,711    AT&T Corp. Liberty .................................       97,078
    300    Cordant Technologies ...............................        9,900
  2,800    Delta Air Lines, Inc. ..............................      139,475
    200    General Dynamics Corp. .............................       10,550
    200    Goodrich (B.F.) Co. ................................        5,500
  1,600    Lockheed Martin Corp. ..............................       35,000
    200    PMC Sierra Inc.* ...................................       32,063
                                                                 -----------
                                                                     348,941
                                                                 -----------
           AGRICULTURE - 0.42%
 10,400    IMC Global, Inc. ...................................      170,300
                                                                 -----------
           AUTO REPAIR / AUTO PARTS - 0.71%
    200    Arvin Industries, Inc. .............................        5,675
  1,398    Delphi Automotive Systems Corp. ....................       22,016
  1,900    Eaton Corp. ........................................      137,988
  4,600    Meritor Automotive* ................................       89,125
    600    TRW, Inc. ..........................................       31,163
                                                                 -----------
                                                                     285,967
                                                                 -----------
           BASIC MATERIALS - 1.95%
  1,100    ACX Technologies, Inc. .............................       11,756
    600    Alcoa, Inc. ........................................       49,800
    300    Commercial Metals Co. ..............................       10,181
  3,300    Minnesota Mining and Manufacturing Co. .............      322,988
    200    Newmont Mining Corp. ...............................        4,900
  2,600    NICOR, Inc. ........................................       84,500
  1,200    Quanex Corp. .......................................       30,600
  5,900    Timken Co. .........................................      120,582
    400    Union Carbide Corp. ................................       26,700
  3,200    Vulcan Materials Co. ...............................      127,800
                                                                 -----------
                                                                     789,807
                                                                 -----------
           BUSINESS SERVICES - 3.46%
  6,900    America Online, Inc.* ..............................      520,519
    200    Broadvision, Inc.* .................................       34,013
  7,300    Cendant Corp.* .....................................      193,906
  3,800    Donnelley (R.R.) & Sons Co. ........................       94,288
    100    Doubleclick Inc.* ..................................       25,306
    100    Ebay Inc.* .........................................       12,519
  2,000    Electronic Data Systems Corp. ......................      133,875
    500    Exodus Communications* .............................       44,406
  2,200    FirstMerit Corp. ...................................       50,600
  4,400    Newpark Resources, Inc. ............................       26,950
    300    Pride International, Inc.* .........................        4,387
  2,000    Sterling Software, Inc.* ...........................       63,000
  7,600    SunGard Data Systems, Inc.* ........................      180,500
    100    TMP Worldwide Inc.* ................................       14,200
                                                                 -----------
                                                                   1,398,469
                                                                 -----------
           CHEMICALS AND DRUGS - 6.24%
  4,000    Abbott Laboratories ................................      145,250
  2,000    Albemarle Corp. ....................................       38,375
  3,500    American Home Products Corp. .......................      138,032
    400    Andrx Corp. ........................................       16,925
    500    Bausch & Lomb, Inc. ................................       34,219
  1,200    Becton, Dickinson and Co. ..........................       32,100
  8,200    Bristol-Myers Squibb Co. ...........................      526,337
    900    Cambrex Corp. ......................................       30,994
    100    Dow Chemical Co. ...................................       13,363
  1,200    duPont (E.I.) deNemours & Co. ......................       79,050
  3,000    Ferro Corp. ........................................       66,000
    100    FMC Corp. ..........................................        5,731
  2,800    Grace (W.R.) & Co.* ................................       38,850
  2,100    Great Lakes Chemical Corp. .........................       80,194
  1,300    King Pharmaceuticals ...............................       72,881
  5,300    Mallinckrodt, Inc. .................................      168,606
  7,400    Merck & Co., Inc. ..................................      496,262
    400    Owens & Minor, Inc. ................................        3,575
  1,000    Pharmacia & Upjohn, Inc. ...........................       45,000
  7,900    Philip Morris Cos., Inc. ...........................      183,181
  5,700    Schering-Plough Corp. ..............................      240,469
  4,400    Solutia, Inc. ......................................       67,925
                                                                 -----------
                                                                   2,523,319
                                                                 -----------
           CONSTRUCTION - 0.40%
    900    Centex Construction Products, Inc. .................       35,100
    300    Intervoice-Brite Inc.* .............................        6,975
  2,040    NVR, Inc.* .........................................       97,410
    500    USG Corp. ..........................................       23,563
                                                                 -----------
                                                                     163,048
                                                                 -----------
           CONSUMER CYCLICAL - 6.30%
  2,500    ADVO, Inc.* ........................................       59,375
    200    Avon Products ......................................        6,600
  3,100    Best Buy Co., Inc.* ................................      155,581
    400    Brunswick Corp. ....................................        8,900
  6,900    Coca-Cola Co. ......................................      401,925
  3,100    Darden Restaurants, Inc. ...........................       56,188
  1,800    Earthgrains Co. ....................................       29,025
  3,500    Flowers Industries .................................       55,781
  3,500    Ford Motor Co. .....................................      187,031
  2,000    General Motors Corp. ...............................      145,375
    100    Hannaford Brothers Co. .............................        6,931
  1,400    Hormel Foods Corp. .................................       56,875
  2,000    Interstate Bakeries Corp. ..........................       36,250
  2,000    McDonald's Corp. ...................................       80,625
  3,200    Office Depot, Inc.* ................................       35,000
  2,100    PepsiCo, Inc. ......................................       74,025
  5,800    Procter & Gamble Co. ...............................      635,463
  1,300    Ryan Family Steak Houses, Inc.* ....................       11,050
    300    Sanderson Farms, Inc. ..............................        2,569
  8,400    Sara Lee Corp. .....................................      185,325
    200    Sterling Commerce* .................................        6,813
  4,200    SUPERVALU, INC. ....................................       84,000
    200    Suiza Foods Corp.* .................................        7,925
  2,300    Tricon Global Restaurants, Inc.* ...................       88,837
  8,000    Tyson Foods Inc., Class A ..........................      130,000
                                                                 -----------
                                                                   2,547,469
                                                                 -----------
           CONSUMER PRODUCTS - 2.03%
  2,500    Anheuser-Busch Cos., Inc. ..........................      177,188
  1,700    CDI Corp.* .........................................       41,012
  2,600    Chattem, Inc. ......................................       49,400
  3,900    Chiquita Brands International, Inc. ................       18,525
  1,000    Colgate-Palmolive Co. ..............................       65,000
    500    Dal-Tile International, Inc.* ......................        5,062
  4,700    Georgia-Pacific Group ..............................      238,525
  2,700    Kimberly-Clark Corp. ...............................      176,175
  1,800    Snap-On Inc. .......................................       47,813
                                                                 -----------
                                                                     818,700
                                                                 -----------
           DURABLE GOODS - 0.37%
    600    Caterpillar, Inc. ..................................       28,238
  2,500    Maytag Corp. .......................................      120,000
                                                                 -----------
                                                                     148,238
                                                                 -----------
           ELECTRONICS - 2.17%
    200    Broadcom Corp., Class* .............................       54,475
    300    Credence Systems Corp.* ............................       25,950
  5,000    Integrated Device Technology, Inc.* ................      145,000
    300    LSI Logic Corp.* ...................................       20,250
    100    Microchip Technology* ..............................        6,844
  5,000    National Semiconductor Corp.* ......................      214,062
    500    RF Micro Devices Inc. ..............................       34,219
    200    Sawtek Inc.* .......................................       13,313
  4,200    Teradyne Inc.* .....................................      277,200
  2,750    Vishay Intertechnology, Inc.* ......................       86,968
                                                                 -----------
                                                                     878,281
                                                                 -----------
           ENERGY - 4.38%
    100    Atlantic Richfield* ................................        8,650
  1,900    Catalytica Inc.* ...................................       25,769
  1,200    Chevron Corp. ......................................      103,950
  1,900    ENSCO International, Inc. ..........................       43,463
 12,812    Exxon Mobil Corp.* .................................    1,032,167
  1,400    Firstenergy Corp.* .................................       31,763
    500    Global Industries, Ltd.* ...........................        4,313
    300    Global Marine, Inc. ................................        4,988
    500    Nabors Industries, Inc.* ...........................       15,469
  1,200    Noble Affiliates, Inc. .............................       25,725
    500    Phillips Petroleum Co. .............................       23,500
  1,100    Stepan Chemical Co. ................................       25,713
  3,900    Sunoco, Inc. .......................................       91,650
    500    Texaco, Inc. .......................................       27,156
  1,100    Tidewater, Inc. ....................................       39,600
  4,200    Tosco Corp. ........................................      114,188
  6,700    Ultramar Diamond Shamrock Corp. ....................      152,006
                                                                 -----------
                                                                   1,770,070
                                                                 -----------
           FINANCE - 13.31%
    800    Allstate Corp. .....................................       19,200
    200    Ambac Financial Group, Inc. ........................       10,438
    800    American Express Co. ...............................      133,000
    200    American Financial Group, Inc. .....................        5,275
  1,400    American General Corp. .............................      106,225
  5,800    American International Group, Inc. .................      627,125
  2,000    AMRESCO, INC. ......................................        2,812
  8,560    Bank of America Corp. ..............................      429,605
  6,096    Bank One Corp. .....................................      195,453
  1,000    BankWest Corp. .....................................       19,500
  1,800    Capital One Financial Corp. ........................       86,738
    661    Charter One Financial, Inc. ........................       12,642
  4,800    Chase Manhattan Corp. ..............................      372,900
  1,200    CIGNA Corp. ........................................       96,675
 12,125    Citigroup, Inc. ....................................      673,695
  4,641    Conseco, Inc. ......................................       82,958
    800    ContiFinancial Corp. ...............................          188
    600    Equifax, Inc. ......................................       14,138
    600    E*TRADE Group, Inc.* ...............................       15,675
  2,900    Fannie Mae .........................................      181,069
  2,400    Fleet Boston Financial Co. .........................       83,550
    600    Firstar Corp. ......................................       12,675
  7,594    First Union Corp. ..................................      249,178
    100    Franklin Resources, Inc. ...........................        3,206
    600    Hartford Financial Services Group, Inc. ............       28,425
  1,500    Marsh & McLennan Cos., Inc. ........................      143,531
    800    Merrill Lynch & Co., Inc. ..........................       66,800
  1,000    Metris Companies Inc.* .............................       35,688
  3,300    Morgan Stanley Dean Witter & Co. ...................      471,075
  6,800    National City Corp. ................................      161,075
    708    Old Kent Financial Corp. ...........................       25,046
  3,150    Old Republic International Corp. ...................       42,919
    200    One Valley Bancorp, Inc. ...........................        6,125
  4,000    PNC Bank Corp. .....................................      178,000
    500    Schwab (Charles) Corp. .............................       19,188
  1,100    SEI Investments Co. ................................      130,917
    800    SLM Holding Corp. ..................................       33,800
    600    SouthTrust Corp. ...................................       22,687
  4,200    St. Paul Cos., Inc. ................................      141,488
  1,650    The PMI Group, Inc. ................................       80,541
    800    Trustmark Corp. ....................................       17,287
    800    United Bankshares, Inc. ............................       19,100
    400    Unumprovident Corp. ................................       12,825
  4,000    U.S. Bancorp .......................................       95,250
  5,498    Washington Mutual, Inc. ............................      142,943
  1,800    Wells Fargo Co. ....................................       72,788
                                                                 -----------
                                                                   5,381,418
                                                                 -----------
           HEALTH CARE - 4.49%
  3,900    Allergan Inc. ......................................      194,025
  6,400    Amgen, Inc.* .......................................      384,400
  4,100    Apria Healthcare Group, Inc.* ......................       73,544
  1,700    HEALTHSOUTH Corp.* .................................        9,138
  1,700    Imclone Systems* ...................................       67,363
  2,600    Invacare Corp. .....................................       52,162
  3,900    Johnson & Johnson ..................................      363,187
  1,200    Lilly (Eli) and Co. ................................       79,800
    500    Magellan Health Services, Inc. .....................        3,156
    400    Pacificare Health Systems* .........................       21,200
  2,000    Pediatrix Medical Group, Inc.* .....................       14,000
  7,100    Pfizer, Inc. .......................................      230,306
  2,200    St. Jude Medical, Inc.* ............................       67,513
    600    Tenet Healthcare Corp.* ............................       14,100
  1,000    United Healthcare Corp. ............................       53,125
  2,300    Warner-Lambert Co. .................................      188,457
                                                                 -----------
                                                                   1,815,476
                                                                 -----------
           LEISURE AND ENTERTAINMENT - 2.76%
 12,500    Arctic Cat, Inc. ...................................      125,000
  2,900    Argosy Gaming Co.* .................................       45,131
    500    Ascent Entertainment Group, Inc.* ..................        6,344
  9,072    Disney (Walt) Co. ..................................      265,356
  5,600    Galileo International ..............................      167,650
  5,000    GTECH Holdings Corp.* ..............................      110,000
    600    Harrah's Entertainment* ............................       15,863
  4,200    MediaOne Group, Inc.* ..............................      322,612
  1,200    Metro-Goldwyn-Mayer, Inc.* .........................       28,275
    600    Zomax, Inc.* .......................................       27,150
                                                                 -----------
                                                                   1,113,381
                                                                 -----------
           MANUFACTURING - 0.79%
  3,200    Champion Enterprises* ..............................       27,400
  1,300    Harsco Corp. .......................................       41,275
    800    Manitowoc Inc. .....................................       27,200
    500    Nucor Corp. ........................................       27,406
  1,100    Plantronics Inc.* ..................................       78,719
    100    PPG Industries, Inc. ...............................        6,256
  3,700    Trinity Industries, Inc. ...........................      105,218
    300    Universal Corp.* ...................................        6,844
                                                                 -----------
                                                                     320,318
                                                                 -----------
           MEDIA - 0.62%
    300    Gannett Co., Inc. ..................................       24,468
    400    Tribune Co. ........................................       22,025
  2,000    Univision Communications, Inc.* ....................      204,375
                                                                 -----------
                                                                     250,868
                                                                 -----------
           MEDICAL PRODUCTS - 0.32%
  1,100    Arrow International ................................       31,900
    200    Guidant Corp.* .....................................        9,400
  3,300    ICN Pharmaceuticals, Inc. ..........................       83,531
  1,100    LCA-Vision, Inc. ...................................        5,156
                                                                 -----------
                                                                     129,987
                                                                 -----------
           PRINTING AND PUBLISHING - 0.95%
    300    Banta Corp. ........................................        6,769
  2,800    Deluxe Corp. .......................................       76,825
  1,075    Dun & Bradstreet Corp. .............................       31,713
  1,200    Houghton Mifflin Co. ...............................       50,625
  3,000    Time Warner, Inc. ..................................      217,312
                                                                 -----------
                                                                     383,244
                                                                 -----------
           REAL ESTATE - 0.09%
  3,400    Fairfield Communities, Inc.* .......................       36,550
                                                                 -----------
           REAL ESTATE INVESTMENT TRUST - 0.77%
    400    Apartment Investment & Management Co. ..............       15,925
    200    CarrAmerica Realty Corp. ...........................        4,225
  1,733    Equity Residential Properties Trust ................       73,977
  1,852    Host Marriott Corp. ................................       15,279
    800    Mack-Cali Realty Corp. .............................       20,850
  7,400    Public Storage, Inc. ...............................      167,887
    550    Starwood Hotels & Resorts Worldwide, Inc. ..........       12,925
                                                                 -----------
                                                                     311,068
                                                                 -----------
           RETAIL - 5.36%
  3,000    Abercrombie & Fitch Co., Class A* ..................       80,063
    378    Albertson's, Inc. ..................................       12,191
  3,000    Callaway Golf Co. ..................................       53,063
  3,300    Federated Department Stores, Inc.* .................      166,856
    400    Footstar, Inc.* ....................................       12,200
    400    Gap, Inc. (The) ....................................       18,400
  1,300    Great Atlantic & Pacific Tea Company, Inc. .........       36,238
  7,100    Heilig-Meyers Co. ..................................       19,525
  5,900    Hollywood Entertainment Corp.* .....................       85,550
  3,300    Home Depot, Inc. ...................................      226,256
  3,600    Kroger Co. .........................................       67,950
  4,800    Lands End Inc.* ....................................      166,800
  1,900    May Department Stores Co. ..........................       61,275
  2,200    Musicland Stores Corp. .............................       18,562
  2,100    Payless Shoesource Inc.* ...........................       98,700
  1,900    PETCO Animal Supplies, Inc. ........................       28,262
    800    Russell Corp. ......................................       13,400
  1,000    Sears Roebuck & Co.* ...............................       30,438
  5,300    Sunglass Hut International, Inc.* ..................       59,625
  3,000    Tandy Corp. ........................................      147,562
    300    TJX Cos., Inc. .....................................        6,131
  2,300    Toys "R" Us, Inc. ..................................       32,918
 10,500    Wal-Mart Stores, Inc. ..............................      725,812
                                                                 -----------
                                                                   2,167,777
                                                                 -----------
           TECHNOLOGY - 23.02%
  5,300    3 Com Corp. ........................................      249,100
  2,300    Adobe Systems Inc. .................................      154,675
  1,000    Advanced Digital Inf.* .............................       48,625
    900    Amazon.com, Inc.* ..................................       68,513
  1,000    American Management Systems, Inc. ..................       31,375
    400    At Home Corp., Series A* ...........................       17,150
  1,500    Autodesk, Inc. .....................................       50,625
  2,964    Avant! Corp.* ......................................      44,460
    200    BEA System Inc.* ...................................       13,988
  3,200    Boeing Co. .........................................      133,000
    300    CMGI, Inc.* ........................................       83,063
    200    CNET, Inc.* ........................................       11,350
  4,300    Computer Associates International, Inc. ............      300,731
  1,000    Computer Task Group, Inc. ..........................       14,812
  1,500    Data Transmission Network Corp. ....................       25,875
 10,400    Dell Computer Corp.* ...............................      530,400
    900    EMC Corp. ..........................................       98,325
  1,000    Gateway 2000, Inc.* ................................       72,063
 11,100    General Electric Corp. .............................    1,717,725
    100    Go2Net,Inc.* .......................................        8,700
  1,400    Hewlett-Packard Co. ................................      159,513
    200    Inktomi Corp.* .....................................       17,750
 11,700    Intel Corp. ........................................      963,056
  5,500    International Business Machines Corp. ..............      594,000
    100    ISS Group Inc. .....................................        7,113
    800    Lexmark International Group, Inc., Class A* ........       72,400
  1,100    Lone Star Technology* ..............................       30,663
  1,200    Mentor Graphics Corp.* .............................       15,825
  2,400    Micron Technology, Inc. ............................      186,600
 10,000    Microsoft Corp.* ...................................    1,167,500
    200    MindSpring Enterprises, Inc.* ......................        5,281
    300    Motorola Inc. ......................................       44,175
    400    Network Appliance Inc.* ............................       33,225
    200    Northrop Corp.* ....................................       10,813
  5,300    Oracle Corp.* ......................................      593,931
    400    Policy Management Systems* .........................       10,225
    400    PRI Automation Inc. ................................       26,850
     28    Psinet Inc.* .......................................        1,735
    100    Realnetworks Inc.* .................................       12,031
  1,100    Seagate Technology, Inc.* ..........................       51,218
  2,000    Structural Dynamics Research Corp. .................       25,500
  7,300    Sun Microsystems, Inc.* ............................      565,293
  5,000    Sybase Inc.* .......................................       85,000
  2,100    Symantec Corp. .....................................      123,112
  3,900    Texas Instruments, Inc. ............................      377,812
  1,000    Unisys Corp.* ......................................       31,937
  2,200    United Technologies Corp. ..........................      143,000
    200    Verisign Inc.* .....................................       38,187
    300    Xircom* ............................................       22,500
    500    Yahoo!, Inc.* ......................................     216,343
                                                                 -----------
                                                                   9,307,143
                                                                 -----------
           TELECOMMUNICATIONS - 12.46%
    400    ADC Telecommunications* ............................       29,025
    867    Adelphia Communications* ...........................       56,897
    700    Advanced Fibre Communications* .....................       31,281
  1,340    Alltel Corp. .......................................      110,801
    500    Ancor Communications* ..............................       33,938
  5,978    AT&T Corp. .........................................      303,385
 10,000    BellSouth Corp. ....................................      468,125
    300    CBS Corp. ..........................................       19,181
    700    Centennial Cellular* ...............................       58,013
    100    Ciena Corp.* .......................................        5,750
  9,700    Cisco Systems, Inc.* ...............................    1,039,113
    600    Comcast Corp., Class A* ............................       30,338
    369    Cox Communications, Inc.* ..........................       19,004
  7,650    Digital Microwave Corp.* ...........................      179,297
  1,200    Echostar, Class A* .................................      117,000
    400    General Instrument .................................       34,000
  4,100    GTE Corp. ..........................................      289,306
    700    Harmonic Inc.* .....................................       66,456
    800    Level 3 Communications, Inc.* ......................       65,500
  8,353    Lucent Technologies, Inc. ..........................      624,908
    100    Omnipoint Corp.* ...................................       12,063
  5,100    Price Communication Corp.* .........................      141,843
  2,000    Qualcomm Inc.* .....................................      352,250
  1,464    Qwest Communications International, Inc.* ..........       62,952
  7,969    SBC Communications, Inc. ...........................      388,488
  2,100    Sprint Corp. .......................................      141,356
    400    Sprint PCS Group* ..................................    $  41,000
  4,400    US WEST, Inc. ......................................      316,800
                                                                 -----------
                                                                   5,038,070
                                                                 -----------
           TRANSPORTATION - 0.84%
  2,600    Airborne Freight Corp. .............................       57,200
  5,500    Burlington Northern Santa Fe Corp. .................      133,375
  4,100    Ryder System, Inc. .................................      100,193
    800    US Freightways Corp. ...............................       38,300
    700    Yellow Corp. .......................................       11,768
                                                                 -----------
                                                                     340,836
                                                                 -----------
           UTILITIES - 3.95%
  1,400    Allegheny Energy, Inc. .............................       37,712
  7,400    Bell Atlantic Corp. ................................      455,562
  7,200    Edison International ...............................      188,550
    400    Florida Progress Corp. .............................       16,925
  3,500    FPL Group, Inc. ....................................      149,843
  6,962    MCI WorldCom, Inc. .................................      369,394
  1,100    PG&E Corp. .........................................       22,550
  3,200    Pinnacle West Capital Corp. ........................       97,800
  4,400    Public Service Enterprise Group, Inc. ..............      153,175
    300    Reliant Energy, Inc. ...............................        6,862
  4,800    RGS Energy Group, Inc. .............................       98,700
                                                                 -----------
                                                                   1,597,073
                                                                 -----------
           TOTAL U.S. COMMON STOCKS ...........................   40,035,818
           (Cost $31,681,844)                                    -----------

WARRANT - 0.02%
           FINANCE - 0.02%
    300    Regions Financial Co. ..............................        7,537
                                                                 -----------
           TOTAL WARRANT ......................................        7,537
           (Cost $9,159)                                         -----------
TOTAL INVESTMENTS - 99.04% ....................................   40,043,355
(Cost $31,691,003)                                               -----------
NET OTHER ASSETS AND LIABILITIES - 0.96% ......................      388,349
                                                                 -----------
NET ASSETS - 100.00% ..........................................  $40,431,704
                                                                 ===========


--------------------------
*              Non-income producing security

                                                            THE GLOBAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS

                                                                     VALUE
SHARES                                                              (NOTE 2)
------                                                              --------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.18% (21.44%(1))
                   FEDERAL HOME LOAN BANK - 1.37% (1.00%(1))
USD       440,000  5.95%, 03/16/09, Series DX09 ..............    $    406,630
                                                                  ------------
                   FEDERAL NATIONAL MORTGAGE
                     ASSOCIATION - 3.19% (2.35%(1))
GBP       190,000  6.88%, 06/07/02, EMTN .....................         306,866
NZD       980,000  7.25%, 06/20/02 ...........................         512,929
AUD       200,000  6.50%, 07/10/02 ...........................         130,584
                                                                  ------------
                                                                       950,379
                                                                  ------------
                   GOVERNMENT NATIONAL MORTGAGE
                     ASSOCIATION - 3.68% (2.70%(1))
USD       321,163  6.63%, 08/20/23, Pool # 8269 ..............         324,540
USD        24,671  6.13%, 12/20/25, Pool # 8770 ..............          24,880
USD        41,660  6.13%, 11/20/26, Pool # 80010 .............          42,070
USD        73,251  6.13%, 12/20/26, Pool # 80022 .............          73,973
USD       620,000  7.00% 30 YR JAN (TBA) .....................         599,073
USD        29,533  6.75%, 09/20/26, Pool # 008971 ............          29,747
                                                                  ------------
                                                                     1,094,283
                                                                  ------------
                   U.S. TREASURY INFLATION INDEX
                     SECURITIES - 20.94% (15.39%(1))
USD     6,290,160  3.63%, 07/15/02 ...........................       6,231,190
                                                                  ------------
                   TOTAL U.S. GOVERNMENT AND
                   AGENCY OBLIGATIONS ........................       8,682,482
                   (Cost $8,547,672)                              ------------
FOREIGN GOVERNMENT BONDS - 47.88% (35.19%(1))
                   AUSTRALIA - 0.71% (0.52%(1))
                   Australian Government Bond
AUD       290,000  8.75%, 08/15/08 ...........................         212,416
                                                                  ------------
                   CANADA - 3.66% (2.69%(1))
                   Canadian Government Bond
CAD       120,000  9.00%, 12/01/04 ...........................          92,629
CAD       740,000  6.00%, 06/01/08 ...........................         504,312
NZD     1,010,000  6.63%, 10/03/07 ...........................         490,811
                                                                  ------------
                                                                     1,087,752
                                                                  ------------
                   FRANCE - 0.68% (0.50%(1))
                   Government of France, OAT (A)
EUR       105,429  3.00%, 07/25/09 ...........................         101,946
EUR       103,957  3.00%, 07/25/09 ...........................         100,522
                                                                  ------------
                                                                       202,468
                                                                  ------------
                   GERMANY - 4.23% (3.11%(1))
                   Bundesrepublik Deutschland
EUR       116,000  4.50%, 07/04/09, Series 99 ................         109,515
EUR     1,138,000  5.38%, 01/04/10, Series 99 ................       1,148,085
                                                                  ------------
                                                                     1,257,600
                                                                  ------------
                   ITALY - 2.30% (1.69%(1))
                   Buoni Poliennali del Tesoro
EUR       290,000  4.25%, 11/01/09 ...........................         263,360
EUR       400,000  6.50%, 11/01/27 ...........................         420,829
                                                                  ------------
                                                                       684,189
                                                                  ------------
                   JAPAN - 21.12% (15.52%(1))
                   Japan (10 Year Issue)
JPY    71,000,000  4.10%, 12/22/03, Series 164 ...............         785,628
JPY    67,300,000  4.50%, 12/20/04, Series 175 ...............         772,465
JPY    72,000,000  3.30%, 06/20/06, Series 187 ...............         792,938
JPY    30,100,000  0.90%, 12/22/08, Series 207B ..............         270,950
JPY   104,000,000  3.00%, 09/20/05, Series 182 ...............       1,124,792
                   Japanese Government Bond
JPY    80,200,000  4.00%, 06/20/05, Series 179 ...............         906,660
JPY   109,000,000  3.40%, 06/20/05, Series 181 ...............       1,198,285
JPY    35,000,000  1.40%, 06/22/09 ...........................         327,014
JPY    10,000,000  2.90%, 12/20/06 ...........................         106,812
                                                                  ------------
                                                                     6,285,544
                                                                  ------------
                   MEXICO - 1.95% (1.43%(1))
                   United Mexican States (E)
GBP       150,000  8.75%, 05/30/02, EMTN .....................         242,295
USD       180,000  7.44%, 06/27/02 (B) (C) ...................         178,650
USD       100,000  9.88%, 04/07/04 (B) (C) ...................         102,750
EUR       100,000  10.38%, 01/29/03 ..........................          56,392
                                                                  ------------
                                                                       580,087
                                                                  ------------
                   NEW ZEALAND - 3.60% (2.64%(1))
                   New Zealand Government Bond
NZD     1,440,000  10.00%, 03/15/02, Series 302 ..............         803,584
NZD       100,000  4.50%, 02/15/16, Series 216 (A) ...........          51,704
NZD       420,000  7.00%, 07/15/09, Series 709 ...............         214,921
                                                                  ------------
                                                                     1,070,209
                                                                  ------------
                   PHILIPPINES - 0.76% (0.56%(1))
                   Republic of Philippines
EUR                150,000  8.00%, 09/17/04 ..................         156,376
USD        70,000  9.50%, 10/21/24 ...........................          70,875
                                                                  ------------
                                                                       227,251
                                                                  ------------
                   PORTUGAL - 1.24% (0.92%(1))
EUR       420,000  Portugese Government
                   3.95%, 07/15/09 ...........................         370,376
                                                                  ------------
                   SINGAPORE - 0.61% (0.45%(1))
SGD       300,000  Singapore Government
                   4.38%, 10/15/05 ...........................         182,243
                                                                  ------------
                   SPAIN - 5.52% (4.05%(1))
                   Bonos y Oblig del Estado
EUR       138,002  6.00%, 01/31/29 ...........................         137,014
                   Spanish Government Bond
EUR     1,500,000  5.15%, 07/30/09 ...........................       1,504,076
                                                                  ------------
                                                                     1,641,090
                                                                  ------------
                   SWEDEN - 1.50% (1.11%(1))
                   Swedish Government Bond
SEK     3,800,000  5.00%, 01/15/04, Series 1042 ..............         447,782
                                                                  ------------
                   TOTAL FOREIGN GOVERNMENT BONDS ............      14,249,007
                   (Cost $14,273,648)                             ------------

ASSET-BACKED AND MORTGAGE-BACKED
SECURITIES - 19.68% (14.46%(1))
                   GERMANY - 0.26% (0.19%(1))
USD        77,504  Daimler-Benz Vehicle Trust, ABS
                   Series 1998-A, Class A2
                   5.23%, 12/20/01 ...........................          77,419
                                                                  ------------
                   JAPAN - 0.64% (0.47%(1))
USD        70,331  Nissan Auto Receivables Grantor Trust, ABS
                   Series 1998-A, Class A
                   5.45%, 04/15/04 ...........................          69,539
JPY     7,443,243  SHL (C) (B)
                   Series 1999-1, Class A1
                   0.54%, 12/25/24 ...........................          72,863
JPY     5,000,000  SHL (C) (B)
                   Series 1999-1, Class A2
                   0.79%, 12/25/24 ...........................          48,938
                                                                  ------------
                                                                       191,340
                                                                  ------------
                   UNITED STATES - 18.78% (13.80%(1))
USD       293,689  Amresco Residential Securities
                   Mortgage Loan
                   Series 1999-1, Class A
                   6.95%, 06/25/02 ...........................         298,428
USD       700,000  ARG Funding Corp., ABS (C) (E) (B)
                   Series 1999-1A, Class A1
                   5.28%, 05/20/03 ...........................         700,319
USD        27,421  Banc One Auto Grantor Trust, ABS
                   Series 1997-A, Class A
                   6.27%, 11/20/03 ...........................          27,371
USD       500,000  CDC Securitization Corp (B)
                   Series 1999-FL1, Class A
                   6.91%, 12/14/07 ...........................         500,000
USD        14,525  Chase Manhattan Grantor Trust, ABS
                   Series 1996-B, Class A
                   6.61%, 09/15/02 ...........................          14,554
USD       163,063  Chase Mortgage Finance Corp., CMO
                   Series 1998-S4, Class A3
                   6.55%, 08/25/28 ...........................         161,541
                   Citicorp Mortgage Securities, Inc., CMO
USD       191,668  Series 1998-6, Class A1
                   6.50%, 07/25/28 ...........................         189,141
USD        10,000  Series 1999-1, Class A2
                   6.50%, 03/25/29 ...........................           8,975
USD        16,760  Comed Transitional Funding Trust, ABS
                   Series 1998-1, Class A1
                   5.38%, 03/25/02 ...........................          16,742
USD       316,467  Contimortgage Home Equity Loan Trust, CMO
                   Series 1999-1, Class A1
                   6.01%, 12/25/13 ...........................         314,512
USD        24,115  Emergent Home Equity Loan Trust, ABS
                   Series 1997-2, Class A2
                   6.75%, 05/15/12 ...........................          24,065
USD       338,734  EQCC Home Equity Loan Trust, CMO
                   5.82%, 03/20/29 ...........................         336,409
USD       500,603  First Security Auto Owner Trust, ABS
                   Series 1999-1, Class A2
                   5.31%, 04/15/02 ...........................         500,035
USD        26,709  Illinois Power Special Purpose Trust, ABS
                   Series 1998-1, Class A1
                   5.39%, 06/25/02 ...........................          26,654
USD       400,000  MLCC Mortgage Investors Inc.
                   Series 1999-A, Class A
                   6.84%, 02/15/02 ...........................         400,000
USD        46,953  Premier Auto Trust, ABS
                   Series 1997-1, Class A3
                   6.25%, 08/06/01 ...........................          46,986
USD        80,000  PSB Lending Home Loan Owner Trust, CMO
                   Series 1997-3, Class A3
                   6.83%, 05/20/18 ...........................          79,435
USD        99,459  Salomon Brothers Mortgage Securities
                   Series 1999-AQ2, Class A1
                   5.82%, 11/15/29 ...........................          99,427
USD       199,164  Sasco Floating Rate Commercial Mortgage
                   Series 1999 - CA, Class A
                   6.86%, 11/20/01 ...........................         199,102
USD     1,028,588  SLMA, Student Loan Trust, ABS (E)
                   Series 1998-2, Class A1
                   6.14%, 04/25/07 ...........................       1,023,512
USD       158,142  Structured Asset Mortgage
                   Investments, Inc., ABS
                   Series 1999-1, Class 1A
                   6.58%, 03/25/29 ...........................         152,253
USD       467,993  United Panam Mortage Loan Asset Backed
                   Series 1999-2, Class A2
                   6.16%, 10/25/29 ...........................         467,476
                                                                  ------------
                                                                     5,586,937
                                                                  ------------
                   TOTAL ASSET-BACKED AND
                   MORTGAGE-BACKED SECURITIES ................       5,855,696
                   (Cost $5,859,659)                              ------------

BRADY BONDS - 0.68% (0.50%(1))
USD        60,000  Bulgaria Flt Brady
                   6.50%, 07/28/24 ...........................          48,075
USD       214,000  Bulgaria Frn Brady
                   3.00%, 07/28/12 ...........................         154,615
                                                                  ------------
                   TOTAL BRADY BONDS .........................         202,690
                   (Cost $182,738)                                ------------

FOREIGN CORPORATE BONDS - 19.49% (14.33%(1))
                   AUSTRALIA - 0.66% (0.49%(1))
USD       200,000  Bankers Trust Australia
                   6.42%, 06/02/08 ...........................         197,670
                                                                  ------------
                   BERMUDA - 0.06% (0.04%(1))
USD        19,000  Flag, Ltd.
                   8.25%, 01/30/08 ...........................          17,575
                                                                  ------------
                   CANADA - 0.46% (0.34%(1))
CAD       170,000  Beneficial Canada, Inc.
                   6.35%, 04/01/02 ...........................         116,558
USD        19,000  Rogers Cantel, Inc.
                   8.30%, 10/01/07 ...........................          19,285
                                                                  ------------
                                                                       135,843
                                                                  ------------
                   DENMARK - 1.02% (0.75%(1))
DKK     1,115,000  Danske Credit, Series ANN
                   5.00%, 10/01/29 ...........................         131,255
DKK     1,457,000  Unikredit Realkredit, Series ANN
                   5.00%, 10/01/29 ...........................         171,119
                                                                  ------------
                                                                       302,374
                                                                  ------------
                   FRANCE - 0.78% (0.57%(1))
EUR        43,065  AXA Convertible Bond
                   2.50%, 01/01/14 ...........................          43,846
USD       200,000  Comp Fin (CIC)
                   6.89%, 10/29/49 ...........................         187,750
                                                                  ------------
                                                                       231,596
                                                                  ------------
                   GERMANY - 7.03% (5.16%(1))
EUR        90,000  Allgemeine Hypobk AG Pfander
                   5.50%, 01/17/07 ...........................          91,047
EUR       100,000  Allgemeine Hypobk AG
                   5.00%, 09/02/09 ...........................          95,246
EUR       100,000  Depfa Pfandbriefbank
                   3.75%, 01/15/09 ...........................          87,530
EUR     1,030,000  Depfa Pfandbriefbank
                   5.50%, 01/15/10 ...........................       1,020,972
EUR       140,000  Hypothekenbk in Essen (B)
                   4.25%, 07/06/09 ...........................         125,387
EUR       130,000  Hypothekenbk in Essen
                   4.75%, 08/11/08 ...........................         122,929
EUR       220,000  Rheinsche Hypobk AG
                   5.00%, 04/16/08 ...........................         211,801
EUR        50,000  Rheinsche Hypobk AG
                   4.00%, 09/15/06 ...........................          46,520
EUR       260,000  Treuhandanstalt
                   7.50%, 09/09/04 ...........................         289,304
                                                                  ------------
                                                                     2,090,736
                                                                  ------------
                   GREECE - 4.24% (3.11%)
USD     1,250,000  CSFP Credit Linked-Greece
                   5.28%, 11/19/04 ...........................       1,260,375
                                                                  ------------
                   JAPAN - 2.11% (1.55%(1))
JPY    10,000,000  Banco Nacional Com Ext, EMTN
                   5.30%, 09/21/00 ...........................         100,519
JPY    21,000,000  General Motors Acceptance Corp. (E)
                   0.34%, 07/26/02 ...........................         205,632
JPY    33,000,000  General Motors
                   1.25%, 12/20/04 ...........................         323,104
                                                                  ------------
                                                                       629,255
                                                                  ------------
                   KOREA - 0.24% (0.17%(1))
                   KOREA DEVELOPMENT BANK
JPY     7,000,000  2.70%, 08/16/02 ...........................          70,086
                                                                  ------------
                   NETHERLANDS - 0.83% (0.61%(1))
EUR       250,000  KPNQWEST BV (C)
                   7.13%, 06/01/09 ...........................         247,255
                                                                  ------------
                   NEW ZEALAND - 0.70% (0.52%(1))
NZD       405,000  Export Development Corp
                   6.50%, 12/21/04 ...........................         209,232
                                                                  ------------
                   SOUTH KOREA - 0.99% (0.73%(1))
USD       300,000  Export-Import Bank of Korea
                   7.13%, 09/20/01 ...........................         295,755
                                                                  ------------
                   UNITED KINGDOM - 0.38% (0.28%(1))
USD        15,000  Orange, Plc
                   8.00%, 08/01/08 ...........................          15,174
EUR       100,000  Banque de Tunisie (B)
                   7.50%, 08/06/09 ...........................          98,721
                                                                  ------------
                                                                       113,895
                                                                  ------------
                   TOTAL FOREIGN CORPORATE BONDS .............       5,801,647
                   (Cost $5,825,226)                              ------------

COMMERCIAL PAPER (D) - 10.35% (7.61%(1))
                   UNITED STATES - 10.35% (7.61%(1))
USD       100,000  Deutsche Bank Financial
                   6.04%, 02/02/00 ...........................          99,463
USD       700,000  Florida Power
                   5.87%, 02/09/00 ...........................         695,488
USD       400,000  General Electric Cap Corp
                   5.94%, 02/17/00 ...........................         396,898
USD       200,000  General Electric Cap Corp
                   5.81%, 03/08/00 ...........................         197,838
USD       200,000  MCI Worldcom, Inc. 4-2
                   5.36%, 01/27/00 ...........................         199,226
USD       600,000  Oesterreich Kontbk
                   5.99%, 01/25/00 ...........................         597,604
USD       300,000  Southwestern Public Service
                   6.19%, 02/09/00 ...........................         297,988
USD       100,000  Textron Inc
                   6.09%, 01/14/00 ...........................          99,780
USD       300,000  U.S. West Capital Finance Corp.
                   6.25%, 02/08/00 ...........................         298,022
USD       200,000  U.S. West Capital Finance Corp.
                   5.96%, 03/24/00 ...........................         197,253
                                                                  ------------
                   TOTAL COMMERCIAL PAPER ....................       3,079,560
                   (Cost $3,079,560)                              ------------

DOMESTIC CORPORATE BONDS AND NOTES - 18.12% (13.31%(1))
USD        15,000  AES Corp.
                   10.25%, 07/15/06 ..........................          15,300
USD       300,000  Associates Corp. NA (E)
                   6.21%, 08/27/11 ...........................         299,901
USD       400,000  Bear Stearns Co., Inc., MTN (E)
                   6.41%, 05/06/02 ...........................         399,646
USD        16,000  Beckman Instruments, Inc.
                   7.10%, 03/04/03 ...........................          15,406
USD        15,000  Buckeye Technologies, Inc.
                   8.00%, 10/15/10 ...........................          13,969
USD         9,000  Building Materials Corp., Series C
                   8.00%, 10/15/07 ...........................           8,190
USD         9,000  Building Materials Corp., Series H
                   7.75%, 07/15/05 ...........................           8,235
USD        19,000  CMS Energy Corp.
                   8.13%, 05/15/02 ...........................          18,911
USD        19,000  CSC Holdings, Inc.
                   9.88%, 04/01/23 ...........................          19,950
USD        19,000  Calpine Corp.
                   7.88%, 04/01/08 ...........................          18,288
USD        19,000  Century Communications,
                   Senior Discount Note
                   0.00%, 03/15/03 ...........................          13,680
USD        40,000  Columbia, Republic of
                   9.75%, 04/23/09 ...........................          37,952
USD       290,000  Daimlerchrysler NA Holding
                   6.37%, 08/23/02 ...........................         290,700
USD       300,000  DG Funding Trust (B)
                   8.43%, 12/29/49 ...........................         299,718
USD        19,000  Echostar DBS Corp. (C)
                   9.25%, 02/01/06 ...........................          19,190
USD        12,000  Garden State Newspapers, Series B
                   8.75%, 10/01/09 ...........................          11,220
USD       720,000  General Motors Acceptance Corp. (E)
                   6.34%, 04/08/08 ...........................         718,263
USD        15,000  Hollinger International Publishing
                   8.63%, 03/15/05 ...........................          14,888
USD       150,000  Household Finance Corp (E)
                   6.51%, 08/06/02 ...........................         149,935
USD        19,000  Jones Intercable, Inc.
                   8.88%, 04/01/07 ...........................          19,487
USD        70,000  J.P. Morgan & Company (E)
                   3.36%, 02/15/12 ...........................          60,699
USD        19,000  K Mart Corp., Series 95K4
                   9.35%, 01/02/20 ...........................          19,639
USD       100,000  Kroger Co
                   7.06%, 10/01/10 ...........................         100,017
USD       573,000  Lehman Brothers (C) (E) (B)
                   5.82%, 11/30/06 ...........................         521,430
USD        19,000  McLoedUSA, Inc. (C)
                   8.13%, 02/15/09 ...........................          17,813
USD       370,000  Merrill Lynch & Co.
                   6.29%, 11/01/01 ...........................         369,516
USD        10,000  MGM Grand, Inc.
                   6.95%, 02/01/05 ...........................           9,302
USD        12,000  Navistar International
                   8.00%, 02/01/08 ...........................          11,460
USD        12,000  Polymer Group, Inc., Series B
                   9.00%, 07/01/07 ...........................          11,700
USD       816,000  Salomon Smith Barney Holdings
                   3.65%, 02/14/02 ...........................         798,252
USD       100,000  Sanwa Fin Aruba
                   8.35%, 07/15/09 ...........................         100,777
USD        12,000  Silgan Holdings, Inc.
                   9.00%, 06/01/09 ...........................          11,820
USD        30,000  Sprint Capital Corp.
                   5.88%, 05/01/04 ...........................          28,475
USD       500,000  Texas Utilities Co.
                   6.16%, 01/21/00 ...........................         498,392
USD       400,000  Texas Utilities FRN (B)
                   6.73%, 09/25/01 ...........................         399,661
USD        12,000  TV Guide, Inc. (C)
                   8.13%, 03/01/09 ...........................          12,030
USD        19,000  Unisys Corp.
                   12.00%, 04/15/03 ..........................          20,378
USD         7,000  World Color Press, Inc. (B)
                   8.38%, 11/15/08 ...........................           6,913
                                                                  ------------
                   TOTAL DOMESTIC CORPORATE BONDS AND NOTES ..       5,391,103
                   (Cost $5,370,365)                              ------------

SUPRANATIONAL AGENCIES - 10.92% (8.03%(1))
AUD     1,000,000  Asian Development Bank
                   5.38%, 09/15/03 ...........................         619,408
                                                                  ------------
                   European Investment Bank
GBP       200,000  7.00%, 12/08/03 ...........................         324,158
GBP       320,000  6.00%, 11/26/04 ...........................         501,053
                                                                  ------------
                                                                       825,211
                                                                  ------------
                   Inter-American Development Bank
GBP        90,000  7.13%, 11/26/04 ...........................         147,492
                                                                  ------------
                   International Bank for Reconstruction
                   & Development
GBP       100,000  6.88%, 07/14/00, EMTN .....................         161,780
NZD       300,000  7.00%, 09/18/00, EMTN .....................         157,698
NZD       991,000  7.25%, 04/09/01 ...........................         520,878
GBP       100,000  7.00%, 06/07/02 ...........................         161,627
NZD       700,000  7.25%, 05/27/03, EMTN .....................         363,117
                                                                  ------------
                                                                     1,365,100
                                                                  ------------
                   International Credit Recovery
JPY    20,000,000  0.66%, 11/22/04 ...........................         195,752
JPY    10,000,000  0.76%, 11/22/04 ...........................          97,876
                                                                  ------------
                                                                       293,628
                                                                  ------------
                   TOTAL SUPRANATIONAL AGENCIES ..............       3,250,839
                   (Cost $3,315,945)                              ------------


        NUMBER OF                            EXPIRATION  STRIKE     VALUE
        CONTRACTS                               DATE      PRICE   (NOTE 2)
        ---------                               ----      -----   --------
OPTIONS PURCHASED - 0.66% (0.49%(1))
EUR         5,000  OTC ECAL DBR 4.75% .......  1/18/00   $ 65.00  $     93,009
GBP         2,400  OTC EPUT UKT 8% ..........  1/18/00   $170.00       104,450
                                                                  ------------
                                                                       197,459
                                                                  ------------
                   TOTAL PURCHASED OPTIONS ..                          197,459
                   (Cost $220,982)                                ------------

TOTAL INVESTMENTS - 156.96% (115.36%(1)).........................   46,710,483
                                                                  ------------
(Cost $46,675,795)
NET OTHER ASSETS AND LIABILITIES - (56.96%) .....................  (16,951,592)
                                                                  ------------
NET ASSETS - 100.00% ............................................ $ 29,758,891
                                                                  ============

(1) Amount represents a percentage of "Total Assets" which can be found in the "Statement of Assets and Liabilities."
(A)  Index linked (See Note 2)
(B) Security exempt from registration under 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. On December 31, 1999 these securities amounted to $3,055,350 or 10.27% of net assets.
(C)  Private Placement
(D)  Effective yield at time of purchase
(E)  Variable rate security. Rate shown reflects rate currently in effect.

ABS  Asset-backed security
CMO  Collateralized Mortgage Obligation
SLMA Student Loan Marketing Association
MTN  Medium-term Note
EMTN Euro Medium-term Note

AUD  Australian Dollar
CAD  Canadian Dollar
DKK  Danish Kroner
EUR  Euro
GBP  British Pound
JPY  Japanese Yen
NZD  New Zealand Dollar
SEK  Swedish Kroner
SGD  Singapore Dollar
USD  United States Dollar

LONG FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING:

                           CONTRACTS TO RECEIVE                    UNREALIZED
           ---------------------------------------------------    APPRECIATION/
EXPIRATION                          VALUE IN       IN EXCHANGE   (DEPRECIATION)
  DATE        LOCAL CURRENCY         U.S. $         FOR U.S. $    OF CONTRACTS
---------  ---------------------    --------       -----------   --------------
02/10/00   AUD           131,000      87,069          86,055       $(1,014)
02/17/00   AUD           167,000     110,527         109,711          (816)
01/20/00   CAD           420,000     284,450         291,096         6,646
01/11/00   DKK         1,893,000     273,220         256,364       (16,856)
01/18/00   DKK           353,000      51,093          47,830        (3,263)
01/27/00   DKK           596,000      84,828          80,810        (4,018)
02/03/00   DKK         1,333,000     188,160         180,825        (7,335)
02/10/00   DKK         1,664,000     231,362         225,831        (5,531)
01/18/00   EUR           300,000     303,207         302,586          (621)
01/24/00   EUR         1,163,000   1,215,458       1,173,625       (41,833)
02/09/00   HKD         1,700,000     218,766         218,666          (100)
01/18/00   JPY        33,800,000     330,203         331,807         1,604
02/22/00   JPY        11,759,000     115,787         116,113           326
01/20/00   GBP           163,000     264,298         263,308          (990)
02/08/00   NKK           263,000      33,589          32,815          (774)
02/02/00   SGD           369,000     222,957         222,005          (952)
02/16/00   SGD           402,000     243,873         242,133        (1,740)
04/20/01   MXP           270,000      22,001          24,222         2,221
10/19/00   MXP           180,000      15,776          17,118         1,342
10/20/00   MXP           180,000      15,824          17,112         1,288
01/10/00   PLZ           180,000      44,301          43,393          (908)
01/18/00   PLZ            90,000      22,157          21,627          (530)
01/19/00   PLZ           180,000      44,527          43,237        (1,290)
01/26/00   PLZ           222,000      55,528          53,176        (2,352)
02/03/00   PLZ           110,000      27,479          26,278        (1,201)
02/04/00   PLZ            40,000       9,852           9,553          (299)
02/09/00   PLZ            90,000      21,868          21,465          (403)
02/10/00   PLZ            40,000       9,735           9,537          (198)
02/11/00   PLZ           100,000      24,304          23,837          (467)
02/14/00   PLZ           100,000      24,435          23,817          (618)
03/10/00   PLZ           130,000      30,541          30,750           209
03/16/00   PLZ            80,000      18,641          18,892           251
03/17/00   PLZ            80,000      18,501          18,887           386
03/21/00   PLZ            40,000       9,335           9,433            98
04/06/00   PLZ            30,000       7,003           7,043            40
04/19/00   PLZ           100,000      23,354          23,390            36
                                                                  --------
                                                                  $(79,662)
                                                                  --------

SHORT FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING:

                           CONTRACTS TO RECEIVE                      UNREALIZED
           -------------------------------------------------      APPRECIATION/
EXPIRATION                          VALUE IN       IN EXCHANGE   (DEPRECIATION)
  DATE        LOCAL CURRENCY         U.S. $         FOR U.S. $    OF CONTRACTS
---------  ---------------------    --------       -----------   --------------
01/25/00   AUD         (309,000)    (199,021)     (202,944)       $  (3,923)
02/03/00   AUD         (565,000)    (370,428)     (371,127)            (699)
02/24/00   AUD         (580,000)    (376,391)     (381,059)          (4,668)
03/08/00   AUD         (169,000)    (108,044)     (111,047)          (3,003)
01/19/00   CAD         (185,000)    (125,737)     (128,217)          (2,480)
01/11/00   DKK       (1,362,000)    (196,821)     (184,452)           12,369
01/18/00   DKK       (3,666,000)    (525,045)     (496,732)           28,313
01/27/00   DKK       (1,358,000)    (197,657)     (184,127)           13,530
02/03/00   DKK       (1,171,000)    (166,695)     (158,849)            7,846
02/10/00   DKK         (924,000)    (130,540)     (125,401)            5,139
01/10/00   EUR         (224,000)    (233,185)     (225,778)            7,407
01/18/00   EUR          (10,000)     (10,327)      (10,086)              241
01/19/00   EUR          (20,000)     (20,758)      (20,174)              584
01/24/00   EUR       (1,456,000)  (1,549,227)   (1,469,302)           79,925
01/26/00   EUR          (30,000)     (31,939)      (30,279)            1,660
01/31/00   EUR         (881,000)    (901,317)     (889,566)           11,751
02/03/00   EUR          (15,000)     (16,235)      (15,149)            1,086
02/04/00   EUR           (6,000)      (6,481)       (6,060)              421
02/09/00   EUR          (13,000)     (14,210)      (13,135)            1,075
02/10/00   EUR           (6,000)      (6,547)       (6,063)              484
02/11/00   EUR          (14,000)     (15,175)      (14,147)            1,028
02/14/00   EUR          (14,000)     (15,240)      (14,150)            1,090
03/10/00   EUR          (16,000)     (17,195)      (16,201)              994
03/16/00   EUR          (10,000)     (10,530)      (10,130)              400
03/17/00   EUR          (10,000)     (10,482)      (10,131)              351
03/21/00   EUR           (5,000)      (5,268)       (5,067)              201
04/19/00   EUR          (12,000)     (13,220)      (12,185)            1,035
02/09/00   HKD       (1,700,000)    (217,664)     (218,666)          (1,002)
02/17/00   HKD       (2,100,000)    (268,601)     (270,112)          (1,511)
02/18/00   HKD       (4,200,000)    (537,624)     (540,223)          (2,599)
02/23/00   HKD       (2,500,000)    (320,119)     (321,558)          (1,439)
09/18/00   HKD       (4,200,000)    (535,373)     (538,539)          (3,166)
09/27/00   HKD       (2,105,000)    (268,543)     (269,857)          (1,314)
10/26/00   HKD       (2,780,000)    (354,759)     (356,164)          (1,405)
01/18/00   GBP         (112,000)    (180,951)     (180,922)               29
01/20/00   GBP         (832,000)  (1,390,118)   (1,344,002)           46,116
01/18/00   JPY      (41,034,000)    (403,560)     (402,821)              739
02/14/00   JPY      (66,428,000)    (638,671)     (655,111)         (16,440)
02/22/00   JPY      (53,922,000)    (520,661)     (532,448)         (11,787)
04/20/01   MXP         (270,000)     (23,547)      (24,222)            (675)
10/19/00   MXP         (180,000)     (16,686)      (17,118)            (432)
10/20/00   MXP         (180,000)     (16,678)      (17,112)            (434)
02/04/00   NZD         (356,000)    (183,525)     (186,130)          (2,605)
02/11/00   NZD       (2,479,000)  (1,269,496)   (1,296,207)         (26,711)
03/10/00   NZD       (1,565,000)    (806,883)     (818,528)         (11,645)
02/08/00   NKK         (243,000)     (31,505)      (30,320)            1,185
02/15/00   SGD         (824,000)    (490,133)     (495,752)          (5,619)
02/09/00   SGD         (269,000)    (159,266)     (161,933)          (2,667)
                                                                    --------
                                                                    $118,775
                                                                    --------
Net Unrealized Appreciation of Forward Foreign
  Currency Contracts ...........................................    $ 39,113
                                                                    ========

AUD  Australian Dollar                  JPY Japanese Yen
CAD  Canadian Dollar                    MXP Mexican Peso
DKK  Danish Kroner                      NKK Norwegian Kroner
EUR  Euro                               PLZ Poland Zloty
GBP  British Pound                      NZD New Zealand Dollar
HKD  Hong Kong Dollar                   SGD Singapore Dollar

See Notes to Financial Statements

THE REAL ESTATE INVESTMENT FUND
PORTFOLIO OF INVESTMENTS

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------

REITS AND COMMON STOCKS - 89.49%

             RESIDENTIAL - 22.22%
    3,800    Apartment Investment & Management Co. ............      $  151,287
    4,400    Avalonbay Communities, Inc. ......................         150,975
    3,400    Chateau Communities, Inc. ........................          88,187
    3,000    Equity Residential Properties Trust ..............         128,062
    5,900    Home Properties of New York, Inc. ................         161,881
    6,300    New Plan Excel Realty Trust ......................          99,619
    4,600    Pacific Gulf Properties, Inc. ....................          93,150
    4,400    Sun Communities, Inc. ............................         141,625
                                                                   ------------
                                                                      1,014,786
                                                                   ------------
             RETAIL - 18.27%
    2,900    Chelsea GCA Realty, Inc. .........................          86,275
    4,000    General Growth Properties, Inc. ..................         112,000
    5,000    JDN Realty Corp. .................................          80,625
    3,800    Kimco Realty Corp. ...............................         128,725
    6,000    Simon Property Group, Inc. .......................         137,625
    4,700    Vornado Realty Trust .............................         152,750
    3,500    Weingarten Realty Investors ......................         136,281
                                                                   ------------
                                                                        834,281
                                                                   ------------
             INDUSTRIAL - 17.63%
    5,300    Alexandria Real Estate Equities, Inc. ............         168,606
    2,800    CenterPoint Properties Corp. .....................         100,450
    9,000    Duke-Weeks Realty Corp. ..........................         175,500
    3,700    First Industrial Realty Trust, Inc. ..............         101,519
    4,300    Liberty Property Trust ...........................         104,275
   20,000    Mission West Properties, Inc. ....................         155,000
                                                                   ------------
                                                                        805,350
                                                                   ------------
             OFFICE - 15.25%
    4,500    Boston Properties, Inc. ..........................         140,063
    5,000    CarrAmerica Realty Corp. .........................         105,625
    7,000    Equity Office Properties Trust ...................         172,375
   10,000    Great Lakes REIT, Inc. ...........................         143,750
    3,700    Spieker Properties, Inc. .........................         134,819
                                                                   ------------
                                                                        696,632
                                                                   ------------
             SPECIALTY - 10.46%
    7,700    Capital Automotive ...............................          93,844
    5,000    Entertainment Properties Trust ...................          65,938
    4,000    Golf Trust of America, Inc. ......................          67,750
    5,600    Hospitality Properties Trust .....................         106,750
    6,300    PS Business Parks, Inc. ..........................         143,325
                                                                   ------------
                                                                        477,607
                                                                   ------------
             SELF STORAGE -3.20%
    4,400    Public Storage, Inc. .............................          99,825
    2,000    Shurgard Storage Centers, Inc. ...................          46,375
                                                                   ------------
                                                                        146,200
                                                                   ------------
             HEALTH CARE - 2.46%
    7,200    Healthcare Realty Trust, Inc. ....................         112,500
                                                                   ------------
             TOTAL REITS AND COMMON STOCKS ....................       4,087,356
                                                                   ------------
             (Cost $4,712,208)
TOTAL INVESTMENTS - 89.49% ....................................       4,087,356
(Cost $4,712,208)                                                  ------------
NET OTHER ASSETS AND LIABILITIES - 10.51%......................         480,183
                                                                   ------------
NET ASSETS - 100.00% ..........................................    $  4,567,539
                                                                   ============
-------------------

REIT           Real Estate Investment Trust

THE GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
INVESTMENT COMPANIES - 100.04%
2,804,512    Forward Funds - The U.S. Equity Fund .............    $ 40,328,876
3,107,267    Forward Funds - The Global Bond Fund .............      29,736,550
1,853,047    Forward Funds - The International Equity Fund ....      25,812,952
  914,213    Forward Funds - The Small Capitalization
             Equity Fund ......................................      11,144,256
  517,037    Forward Funds - The Real Estate Investment Fund ..       4,544,753
             TOTAL INVESTMENT COMPANIES........................     111,567,387
                                                                   ------------
             (Cost $102,759,232)
TOTAL INVESTMENTS - 100.04%....................................     111,567,387
                                                                   ------------
(Cost $102,759,232)
NET OTHER ASSETS AND LIABILITIES - (0.04%) ....................         (43,580)
                                                                   ------------
NET ASSETS - 100.00%...........................................    $111,523,807
                                                                   ============

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF ASSETS AND LIABILITIES

                                                                SMALL
                                                           CAPITALIZATION
                                                             EQUITY FUND
                                                          ----------------
ASSETS:
  Investments
    Investments at cost (Note 2) .......................     $  36,858,245
    Net unrealized appreciation/(depreciation) on
      investments ......................................         9,079,276
                                                             -------------
      Total investments at value .......................        45,937,521
    Cash ...............................................           852,043
    Foreign currency, at value (cost $591,417) .........              --
    Receivable from investment adviser .................              --
    Receivable for investments sold ....................             8,240
    Receivable for shares sold .........................            11,988
    Interest and dividend receivable ...................            21,022
    Organizational costs ...............................              --
    Prepaid expenses ...................................             1,113
    Net unrealized appreciation on forward foreign
      currency contracts ...............................              --
    Other assets .......................................             6,185
                                                             -------------
      Total Assets .....................................        46,838,112
                                                             -------------
LIABILITIES:
  Payable for investments purchased ....................              --
  Interest rate swap payable ...........................              --
  Payable for shares redeemed ..........................             1,509
  Payable to custodian .................................             5,654
  Advisory fee payable .................................             4,332
  Payable to Administrator .............................             7,674
  Directors" fees and expenses payable (Note 3) ........                21
  Accrued expenses and other payables ..................            70,967
                                                             -------------
      Total Liabilities ................................            90,157
                                                             -------------
NET ASSETS .............................................     $  46,747,955
                                                             =============

                                                               REAL ESTATE            GLOBAL ASSET
  INTERNATIONAL       U.S. EQUITY           GLOBAL             INVESTMENT              ALLOCATION
   EQUITY FUND           FUND              BOND FUND              FUND                    FUND
  -------------      -------------       -------------        -------------          -------------
  $  25,307,197      $  31,691,003       $  46,675,795         $  4,712,208          $ 102,759,232
        530,243          8,352,352              34,688             (624,852)             8,808,155
  -------------      -------------       -------------        -------------          -------------
     25,837,440         40,043,355          46,710,483            4,087,356            111,567,387
         29,154            360,560             325,542              465,463                  --
           --                 --               595,800                 --                    --
          7,469               --                38,698               10,599                  1,245
           --               47,474           1,240,342                 --                    --
           --                 --                  --                   --                    --
         73,578             35,035             443,532               34,503                  --
           --                 --                  --                   --                   54,910
            659              1,069                 892                 --                    2,877
           --                 --                39,113                 --                     --
            687              2,404                  12                   91                 25,292
  -------------      -------------       -------------        -------------          -------------
     25,948,987         40,489,897          49,394,414            4,598,012            111,651,711
  -------------      -------------       -------------        -------------          -------------
           --                 --            19,458,946                 --                    --
           --                 --                70,360                 --                    --
           --                 --                  --                   --                    --
         13,956              8,104              57,299                  354                 58,101
           --                2,063                --                   --                    --
          4,150              6,556               5,039                  559                 11,386
              3                 16                 129                   58                    553
         43,946             41,454              43,750               29,502                 57,864
  -------------      -------------       -------------        -------------          -------------
         62,055             58,193          19,635,523               30,473                127,904
  -------------      -------------       -------------        -------------          -------------
  $  25,886,932      $  40,431,704       $  29,758,891        $   4,567,539          $ 111,523,807
  =============      =============       =============        =============          =============

See Notes to Financial Statements

                                                                SMALL
                                                           CAPITALIZATION
                                                             EQUITY FUND
                                                          ----------------
NET ASSETS CONSIST OF:
  Paid-in capital ......................................     $  41,559,135
  Undistributed/(distributions in excess of) net
investment income ......................................            --
  Accumulated net realized gain/(loss) on investments
sold ...................................................        (3,890,456)
  Net unrealized appreciation/(depreciation) of
    investments and assets and liabilities denominated
    in foreign currency ................................         9,079,276
                                                             -------------
TOTAL NET ASSETS .......................................     $  46,747,955
                                                             =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING ..............         3,833,680
                                                             =============

NET ASSET VALUE,
  offering and redemption price per share
  (Net Assets / Shares Outstanding) ....................     $       12.19
                                                             =============

                                                               REAL ESTATE            GLOBAL ASSET
  INTERNATIONAL       U.S. EQUITY           GLOBAL             INVESTMENT              ALLOCATION
   EQUITY FUND           FUND              BOND FUND              FUND                    FUND
  -------------      -------------       -------------        -------------          -------------
  $  25,723,472      $  32,098,174       $  30,889,685        $  5,177,610           $ 102,714,736
           --                1,072             (39,269)             14,623                     916
       (363,392)           (19,894)         (1,121,708)                158                    --

        526,852          8,352,352              30,183            (624,852)               8,808,155
  -------------      -------------       -------------        -------------          -------------
  $  25,886,932      $  40,431,704       $  29,758,891        $  4,567,539           $ 111,523,807
  =============      =============       =============        ============           =============

      1,857,854          2,812,270           3,108,386             519,666              10,259,722
  =============      =============       =============        ============           =============

  $       13.93      $       14.38       $        9.57        $       8.79           $       10.87
  =============      =============       =============        ============           =============

See Notes to Financial Statements

Statement of Operations

                                                              SMALL
                                                          CAPITALIZATION
                                                            EQUITY FUND
                                                          ----------------
INVESTMENT INCOME:
  Interest .............................................      $    177,287
  Dividends ............................................           238,973
  Less net foreign taxes withheld ......................              --
                                                              ------------
    Total investment income ............................           416,260
                                                              ------------
EXPENSES:
  Investment advisory fee ..............................           480,061
  Administration fee ...................................            91,440
  Custodian fee ........................................            47,440
  Fund accounting fee ..................................            34,633
  Legal and audit fee ..................................            46,024
  Transfer agent fee ...................................            27,376
  Directors" fees and expenses .........................             3,071
  Registration/filing fees .............................            29,460
  Shareholder reports fees .............................            11,695
  Distribution and service fees ........................           113,038
  Insurance expense ....................................             6,094
  Amortization of organizational costs .................            14,551
  Miscellaneous ........................................             7,339
                                                              ------------
    Total expenses before waiver .......................           912,222
  Less fees waived/reimbursed by investment advisor ....         (249,280)
                                                              ------------
  Total expenses net of waiver .........................           662,942
                                                              ------------
  NET INVESTMENT INCOME/(LOSS) .........................          (246,682)
                                                              ------------
  Net realized gain/(loss) on investments sold .........       (3,268,065)
  Net realized gain/(loss) on forward foreign currency
    transactions and foreign currency holdings .........              --
  Net change in unrealized appreciation/(depreciation)
    of assets and liabilities (excluding investments)
    denominated in foreign currencies ..................              --
  Net change in unrealized appreciation/(depreciation)
    of investments .....................................         6,452,529
                                                              ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND NET OTHER ASSETS                          3,184,464
                                                          ----------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ...........................................      $  2,937,782
                                                              ============

----------------------
(1) The Fund commenced operations on May 10, 1999.

                                                               REAL ESTATE            GLOBAL ASSET
  INTERNATIONAL       U.S. EQUITY           GLOBAL             INVESTMENT              ALLOCATION
   EQUITY FUND           FUND              BOND FUND              FUND                    FUND
  -------------      -------------       -------------        -------------          -------------
  -------------      -------------       -------------        -------------          -------------
  $       8,400      $       9,842       $   1,631,815        $      15,756          $         936
        849,231            504,844                --                208,120              1,948,114
        (89,768)              --               (24,229)                --                   --
  -------------      -------------       -------------        -------------          -------------
        767,863            514,686           1,607,586              223,876              1,949,050
  -------------      -------------       -------------        -------------          -------------

        224,592            232,611             181,581               30,087                 51,988
         47,246             74,436              60,527                4,512                142,715
         80,129             47,587             245,105                2,292                 32,630
         60,455             41,052              61,451               23,612                  2,074
         44,828             47,290              51,185               15,279                 82,336
         20,151             26,110              21,239                9,017                 51,760
          1,254              2,606               2,344                  275                  8,309
         13,657             13,747              14,301               22,400                 13,844
          5,597             10,279               7,426                1,969                 35,580
         26,386             27,030              26,749               10,528                 34,387
          4,179              6,620               5,623                 --                   18,063
         11,088             11,088              11,088                 --                   22,293
          2,156              2,207               2,212                1,086                  9,768
  -------------      -------------       -------------        -------------          -------------
        541,718            542,663             690,831              121,057                505,747
       (163,751)           (21,615)           (267,141)             (66,901)                (5,839)
  -------------      -------------       -------------        -------------          -------------
        377,967            521,048             423,690               54,156                499,908
  -------------      -------------       -------------        -------------          -------------
        389,896             (6,362)          1,183,896              169,720              1,449,142
  -------------      -------------       -------------        -------------          -------------
        255,677          1,122,327          (1,470,596)                --                  333,682

        (27,733)              --               770,680                 --                     --

         (8,199)              --              (175,565)                --                     --

      4,978,998          5,647,372             (83,962)            (624,852)             10,542,401
  -------------      -------------       -------------        -------------          -------------

      5,198,743          6,769,699            (959,443)            (624,852)             10,876,083
  -------------      -------------       -------------        -------------          -------------

  $   5,588,639      $   6,763,337       $     224,453        $    (455,132)         $  12,325,225
  =============      =============       =============        =============          =============

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                SMALL CAPITALIZATION
                                                                                    EQUITY FUND(1)
                                                                         -----------------------------------
                                                                          YEAR ENDED           PERIOD ENDED
                                                                          DECEMBER 31,          DECEMBER 31,
                                                                              1999                  1998
                                                                          ------------          ------------
NET ASSETS AT BEGINNING OF PERIOD .......................                 $ 31,837,506          $       --
                                                                          ------------          ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income/(loss) ..........................                     (246,682)                7,584
  Net realized gain/(loss) on investments sold ..........                   (3,268,065)             (622,391)
  Net realized gain/(loss) on forward foreign currency
    contracts and foreign currency holdings .............                         --                    --
  Net change in unrealized appreciation/(depreciation) of
    investments and assets and liabilities in denominated
    foreign currency (Note 8) ...........................                    6,452,529             2,626,747
                                                                          ------------          ------------

  Net increase/(decrease) in net assets resulting from
    operations ..........................................                    2,937,782             2,011,940
                                                                          ------------          ------------

DIVIDENDS TO SHAREHOLDERS:
  From net investment income ............................                       (2,175)               (7,584)
  In excess of net investment income ....................                          (94)              (15,269)
  From net realized gains on investments ................                         --                    --
  In excess of net realized gain on investments, forward
    foreign currency contracts and foreign currency
    holdings ............................................                         --                    --
  Tax return of capital .................................                         --                    --
                                                                          ------------          ------------
  Total dividends .......................................                       (2,269)              (22,853)
                                                                          ------------          ------------

SHARE TRANSACTIONS:
  Net proceeds from sales of shares .....................                   26,008,448            30,557,799
  Issued in exchange for certain net assets of The Global
    Asset Allocation Fund (Note 8) ......................                         --                    --
  Issued to shareholders in reinvestment of distributions                       25,061                  --
  Cost of shares repurchased ............................                  (14,058,573)             (709,380)
                                                                          ------------          ------------
  Net increase/(decrease) from share transactions .......                   11,974,936            29,848,419
                                                                          ------------          ------------
  Net increase/(decrease) in net assets .................                   14,910,449            31,837,506
                                                                          ------------          ------------
NET ASSETS AT END OF PERIOD .............................                 $ 46,747,955          $ 31,837,506
                                                                          ============          ============

Undistributed/(distributions in excess of) net investment
  income ................................................                 $       --            $      2,175
                                                                          ============          ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold ..................................................                    2,274,534             2,856,891
  Issued in exchange for certain net assets of The Global
    Asset Allocation Fund (Note 8) ......................                         --                    --
  Issued to shareholders in reinvestment of distributions                        2,188                  --
  Repurchased ...........................................                   (1,235,401)              (64,532)
                                                                          ------------          ------------
  Net increase/(decrease) in shares outstanding .........                    1,041,321             2,792,359
                                                                          ============          ============
----------------------
(1)  The Fund commenced operations on October 1, 1998.
(2)  The Fund commenced operations on April 1, 1998.
(3)  The Fund commenced operations on May 10, 1999.
(A)  Amount represents initial seed money. Initial seed shares issued were 10,000.

            INTERNATIONAL                             U.S.
            EQUITY FUND(1)                       EQUITY FUND(1)
----------------------------------------  ---------------------------------
     YEAR ENDED         PERIOD ENDED       YEAR ENDED      PERIOD ENDED
    DECEMBER 31,        DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
        1999                1998              1999             1998
----------------------  ----------------  ----------------  ---------------
 $  23,169,618          $      --           $ 36,406,766        $      --
 ------------           ------------        ------------        ------------

       389,896                48,557              (6,362)             21,146
       255,677              (558,084)          1,122,327            (988,587)

       (33,369)                1,072               --                  --

     4,976,435             3,210,719           5,647,372           7,526,957
 ------------           ------------        ------------        ------------

     5,588,639             2,702,264           6,763,337           6,559,516
 ------------           ------------        ------------        ------------

      (355,734)              (48,557)             (2,278)            (21,146)
        (7,124)              (18,968)               (243)            (18,322)
          --                   --               (152,188)              --

          --                   --                 (1,885)              --
          --                   --                  --                  --
 ------------           ------------        ------------        ------------
      (362,858)              (67,525)           (156,594)            (39,468)
 ------------           ------------        ------------        ------------

       565,825                12,276              32,620              71,683

          --              20,522,689               --             36,820,117
       430,339                 --                196,063               --
    (3,504,631)                  (86)         (2,810,488)         (7,005,082)
 ------------           ------------        ------------        ------------
    (2,508,467)           20,534,879          (2,581,805)         29,886,718
 ------------           ------------        ------------        ------------
     2,717,314            23,169,618           4,024,938          36,406,766
 ------------           ------------        ------------        ------------
 $  25,886,932          $ 23,169,618        $ 40,431,704        $ 36,406,766
 =============          ============        ============        ============

 $        --            $      2,176        $      1,072        $      2,278
 =============          ============        ============        ============

        43,956                   184               2,697               6,288

          --               2,052,269               --              3,682,012
        32,120                  --                14,187               --
      (270,667)                   (8)           (217,449)           (675,465)
 ------------           ------------        ------------        ------------
      (194,591)            2,052,445            (200,565)          3,012,835
 =============          ============        ============        ============

See Notes to Financial Statements


                                                                                  GLOBAL BOND FUND(1)
                                                                          ----------------------------------
                                                                          YEAR ENDED            PERIOD ENDED
                                                                          DECEMBER 31,          DECEMBER 31,
                                                                              1999                  1998
                                                                          ------------          ------------
NET ASSETS AT BEGINNING OF PERIOD .......................                 $ 29,744,226          $       --
                                                                          ------------          ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income/(loss) ..........................                    1,183,896               337,679
  Net realized gain/(loss) on investments sold and option
    contracts written ...................................                   (1,470,596)              940,421
  Net realized gain/(loss) on forward foreign currency
    contracts and foreign currency ......................                      770,680            (1,607,126)
  Net change in unrealized appreciation/(depreciation) of
    investments, option contracts written and assets and
    liabilities in denominated foreign currency (Note 7) ..                   (259,527)              161,835
                                                                          ------------          ------------

  Net increase/(decrease) in net assets resulting from
    operations ..........................................                      224,453              (167,191)
                                                                          ------------          ------------

DIVIDENDS TO SHAREHOLDERS:
  From net investment income ............................                   (1,183,896)                 --
  In excess of net investment income ....................                     (235,013)                 --
  From net realized gains on investments ................                         --                    --
  In excess of net realized gain on investments, forward
    foreign currency contracts and foreign currency .....                         --                    --
  Tax return of capital .................................                      (18,541)                 --
                                                                          ------------          ------------
  Total dividends .......................................                   (1,437,450)                 --
                                                                          ------------          ------------
SHARE TRANSACTIONS:
  Net proceeds from sales of shares .....................                      597,908               159,528
  Issued in exchange for certain net assets of The Global
    Asset Allocation Fund (Note 8) ......................                         --              32,251,889
  Issued to shareholders in reinvestment of distributions                    1,437,450                  --
  Cost of shares repurchased ............................                     (807,696)           (2,500,000)
                                                                          ------------          ------------
  Net increase/(decrease) from share transactions .......                    1,227,662            29,911,417
                                                                          ------------          ------------
  Net increase/(decrease) in net assets .................                       14,665            29,744,226
                                                                          ------------          ------------
NET ASSETS AT END OF PERIOD .............................                 $ 29,758,891          $ 29,744,226
                                                                          ============          ============

Undistributed/(distributions in excess of) net investment
  income ................................................                 $    (39,269)         $    (72,293)
                                                                          ============          ============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold ..................................................                       59,467                11,724
  Issued in exchange for certain net assets of The Global
    Asset Allocation Fund (Note 8) ......................                         --               3,225,189
  Issued to shareholders in reinvestment of distributions .                    149,045                  --
  Repurchased ...........................................                      (81,154)             (255,885)
                                                                          ------------          ------------
  Net increase/(decrease) in shares outstanding .........                      127,358             2,981,028
                                                                          ============          ============

          REAL ESTATE
        INVESTMENT FUND(3)            GLOBAL ASSET ALLOCATION FUND(2)
        -----------------         ----------------------------------------
          PERIOD ENDED               YEAR ENDED              PERIOD ENDED
           DECEMBER 31,             DECEMBER 31,              DECEMBER 31,
              1999                     1999                      1998
          ------------            --------------             -------------

          $       --              $   98,387,850             $     100,000(A)
          ------------            --------------             -------------

               169,720                 1,449,142                 1,252,669

                  --                     333,682                    80,493

                  --                        --                    (594,857)

              (624,852)               10,542,401                (1,734,247)
          ------------            --------------             -------------

              (455,132)               12,325,225                  (895,942)
          ------------            --------------             -------------

              (147,244)               (1,448,226)                 (692,930)
                  --                        --                        --
                  --                    (333,682)                     --

                (7,695)                     --                        --
                  --                        --                     (80,493)
          ------------            --------------             -------------
              (154,939)               (1,781,908)                 (773,423)
          ------------            --------------             -------------

                  --                        --                      (2,589)

             5,022,671                    53,914               100,257,316
                  --                        --                        --
               154,939                 2,557,875                      --
                  --                     (19,149)                 (197,512)
          ------------            --------------             -------------
             5,177,610                 2,592,640               100,059,804
          ------------            --------------             -------------
             4,567,539                13,135,957                98,287,850
          ------------            --------------             -------------
          $  4,567,539            $  111,523,807             $  98,387,850
          ============            ==============             =============

          $     14,623            $          916             $        --
          ============            ==============             =============

               502,591                     5,339                10,026,011

                  --                        --                        --

                17,075                   242,868                      --
                  --                      (1,844)                  (22,652)
          ------------            --------------             -------------
               519,666                   246,363                10,003,359
          ============            ==============             =============

See Notes to Financial Statements

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                                 SMALL CAPITALIZATION EQUITY FUND(1)
                                                                 ----------------------------------
                                                                 YEAR ENDED           PERIOD ENDED
                                                                 DECEMBER 31,          DECEMBER 31,
                                                                    1999                  1998
                                                                 ------------          ------------
Net Asset Value, Beginning of Period ....................        $      11.40          $      10.00
                                                                 ------------          ------------
Income (loss) from Investment Operations:
  Net investment income/(loss) ..........................               (0.07)                 0.00+
  Net realized and unrealized gain/(loss) on investments .               0.86                  1.41
                                                                 ------------          ------------
    Total from Investment Operations ....................                0.79                  1.41
                                                                 ------------          ------------
Less Dividends:
  From net investment income ............................               (0.00)+               (0.00)+
  In excess of net investment income ....................               (0.00)+               (0.01)
  From capital gains ....................................                --                    --
  Tax return of capital .................................                --                    --
                                                                 ------------          ------------
    Total Dividends .....................................               (0.00)                (0.01)
                                                                 ------------          ------------
Net increase/(decrease) in net asset value ..............                0.79                  1.40
                                                                 ------------          ------------
Net Asset Value, End of Period ..........................        $      12.19          $      11.40
                                                                 ============          ============
Total Return (A) ........................................                7.03%                13.99%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................        $     46,748          $     31,838
Ratios to average net assets:
  Net investment income/(loss) including
    reimbursement/waiver ................................               (0.54)%                0.21%*
  Operating expenses including
    reimbursement/waiver ................................                1.45%                 1.45%*
  Operating expenses excluding
    reimbursement/waiver ................................                2.00%                 3.19%*
Portfolio turnover rate .................................                 134%                   23%
----------------------
  *  Annualized
  +  Amount represents less than $0.01 per share
(1)  The Fund commenced operations on October 1, 1998.
(2)  The Fund commenced operations on April 1, 1998.
(3)  The Fund commenced operations on May 10, 1999.
(A)  Assumes investment at the net asset value at the beginning of the period,  reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period.

          INTERNATIONAL
         EQUITY FUND(1)                          U.S. EQUITY FUND(1)
-----------------------------------         ---------------------------------
 YEAR ENDED          PERIOD ENDED          YEAR ENDED          PERIOD ENDED
DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
    1999                 1998                 1999                 1998
------------         ------------         ------------         ------------
$      11.29         $     10.00          $      12.08         $      10.00
------------         ------------         ------------         ------------

        0.21                 0.02                 0.00+                0.01

        2.63                 1.30                 2.36                 2.08
------------         ------------         ------------         ------------
        2.84                 1.32                 2.36                 2.09
------------         ------------         ------------         ------------

       (0.20)               (0.02)               (0.00)               (0.01)
        --                  (0.01)                --                   0.00+
        --                   --                  (0.06)                --
        --                   --                   --                   --
------------         ------------         ------------         ------------
       (0.20)               (0.03)               (0.06)               (0.01)
------------         ------------         ------------         ------------
        2.64                 1.29                 2.30                 2.08
------------         ------------         ------------         ------------
$      13.93         $      11.29         $      14.38         $      12.08
============         ============         ============         ============
       25.15%               13.23%               19.50%               20.93%

$     25,887         $     23,170         $     40,432         $     36,407

        1.65%                0.87%*              (0.02)%               0.24%*

        1.60%                1.60%                1.40%                1.40%*

        2.30%                2.46%                1.46%                1.60%
          31%                   8%                  30%                  26%

                                                                                 GLOBAL BOND FUND(1)
                                                                          ---------------------------------
                                                                           YEAR ENDED           PERIOD ENDED
                                                                          DECEMBER 31,          DECEMBER 31,
                                                                             1999                   1998
                                                                          ------------          ------------
Net Asset Value, Beginning of Period ....................                 $       9.98          $      10.00
                                                                          ------------          ------------
Income/(loss) from Investment Operations:
  Net investment income (A) .............................                         0.40                  0.11
  Net realized and unrealized gain/(loss) on investments                         (0.33)                (0.13)
                                                                          ------------          ------------
    Total from Investment Operations ....................                         0.07                 (0.02)
                                                                          ------------          ------------
Less Dividends:
  From net investment income (A) ........................                        (0.40)                 --
  In excess of net investment income ....................                        (0.08)                 --
  From capital gains ....................................                         --                    --
  Tax return of capital .................................                         --                    --
                                                                          ------------          ------------
    Total Dividends .....................................                        (0.48)                 --
                                                                          ------------          ------------
Net increase/(decrease) in net asset value ..............                        (0.41)                (0.02)
                                                                          ------------          ------------
Net Asset Value, End of Period ..........................                 $       9.57          $       9.98
                                                                          ============          ============

Total Return (B) ........................................                         0.68%                (0.20)%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................                 $     29,759          $     29,744
Ratios to average net assets:
  Net investment income/(loss) including
    reimbursement/waiver ................................                         3.91%                 4.48%*
  Operating expenses including
    reimbursement/waiver ................................                         1.40%                 1.40%*
  Operating expenses excluding
    reimbursement/waiver ................................                         2.28%                 1.89%*
Portfolio turnover rate .................................                          666%                  209%

    REAL ESTATE                     GLOBAL ASSET
      FUND(3)                    ALLOCATION FUND(2)
----------------------    ------------------------------------
    PERIOD ENDED           YEAR ENDED         PERIOD ENDED
    DECEMBER 31,          DECEMBER 31,        DECEMBER 31,
        1999                  1999                1998
--------------------    ----------------    ----------------

$     10.00              $     9.83             $    10.00
-----------              ----------             ----------

       0.41                    0.14                   0.13

      (1.24)                   1.07                  (0.22)
-----------              ----------             ----------
      (0.83)                   1.21                  (0.09)
-----------              ----------             ----------

      (0.38)                  (0.14)                 (0.07)
       --                      --                     --
       --                     (0.03)                 (0.01)
       --                      --                     0.00+
-----------              ----------             ----------
      (0.38)                  (0.17)                 (0.08)
-----------              ----------             ----------
      (1.21)                   1.04                  (0.17)
-----------              ----------             ----------
$      8.79              $    10.87             $     9.83
===========              ==========             ==========
      (9.10)%                 12.38%                 (1.55)%

$     4,568              $  111,524             $   98,388

       5.64%*                  1.40%                  1.73%*

       1.80%*                  0.50%                  1.02%*

       4.02%*                  0.49%                  1.24%*
          0%                      6%                   154%

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION
Forward Funds, Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company, except Asset Allocation. At December 31, 1999, the Company offered five managed and one fund-of-fund investment portfolios. The accompanying financial statements and financial highlights are those of The Small Capitalization Equity Fund ("Small Cap"), The International Equity Fund ("International Equity"), The U.S. Equity Fund ("U.S. Equity"), The Global Bond Fund ("Global Bond"), The Real Estate Investment Fund ("Real Estate") and The Global Asset Allocation Fund ("Asset Allocation") (formerly The Global Fund)(collectively the "Funds").

International Equity, U.S. Equity and Asset Allocation Funds seek capital appreciation and income. Real Estate Fund seeks income with capital appreciation, Global Bond Fund seeks total return consistent with preservation of capital and Small Cap seeks total return. Small Cap Fund seeks its objective by investing primarily in equity securities of companies having small market capitalization that offer future growth. U.S. Equity Fund seeks its objective by investing primarily in equity securities of companies located in the United States. International Equity Fund seeks its objective by investing primarily in equity securities of companies located outside the United States. Global Bond Fund seeks its objective by investing primarily in debt securities of companies and governments located throughout the world. Real Estate Fund seeks its objective by investing in equity securities of real-estate focused companies including REITs. Asset Allocation Fund seeks its objective by investing in a portfolio of shares of the other Funds.

2.  SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities which are traded on a national securities exchange or on NASDAQ are valued at the last sale price on the securities exchange on which such securities are primarily traded, or in the event that no sale has occurred, at the average of the bid and ask price. Other securities traded on over-the-counter markets are valued at the average of the last bid and ask price. Portfolio securities, which are primarily traded on foreign securities exchanges are valued at the most recent closing values of such securities on their respective exchanges. Investments in short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith by or under the direction of the Board of Directors. The Funds generally value their holdings including fixed income securities through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or which are valued by the Sub-Advisors using methodologies approved by the Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date, if the ex-dividend date has passed.

OPTIONS: Premiums received by a Fund upon writing options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option with changes in the market value reflected as unrealized gain/(loss) in the Statement of Operations. When an option expires, is exercised, or is closed, a Fund realizes a gain or loss equal to the difference between the premium received and the amount paid on effecting a closing transaction, and the liability is eliminated. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

INTEREST-RATE SWAP CONTRACTS: The Funds may use interest-rate swap contracts to help manage interest-rate risk. Interest-rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest-rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest-rate swaps do not involve the exchange of principal between the parties. A Fund will not enter into interest-rate swap contracts unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the counterparty is rated either AA or A or better by Standard & Poor's Corporation, or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such a transaction. If the counterparty to the swap transaction defaults, the Fund's recourse will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that interest-rate swap contract counterparties will be able to meet their obligations under the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund may thus assume the risk that payments owed a Fund under a swap contract will be delayed, or not received at all. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the interest-rate swaps, and may realize a loss. A Fund recognizes gains and losses under interest-rate swap contracts as realized gains or losses on investments upon sale or settlement of the swap contracts.

As of December 31, 1999, the Global Bond Fund had one open interest-rate swap contract. The interest rate swap contract is recorded at its fair value plus the current net interest payable/receivable on the contract. The Global Bond Fund has agreed to pay a fixed rate and receive a floating rate. The floating rate on the contract resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). No collateral is required under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency exchange contracts whereby a Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts may also be used to enhance the Fund's returns. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the "Statements of Assets and Liabilities" herein. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks if counterparties of the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

INDEXED SECURITIES: The Global Bond Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Global Bond Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared and paid annually for the Small Cap, International Equity, U.S. Equity, and Asset Allocation Funds, quarterly for the Real Estate Fund and for the Global Bond Fund. Net realized capital gains, if any, are distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist. The primary book to tax differences at December 31, 1999 are due to amortization of certain capitalized costs and wash sales.

FEDERAL INCOME TAXES: The company treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no provision is made by the Funds for federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

ORGANIZATION COSTS: The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their initial shares for distribution under federal and state securities laws. Such costs for the Asset Allocation Fund are being amortized using the straight-line method over a period of five years beginning with the commencement of its operations. The organization costs for the Small Cap, International Equity, U.S. Equity, Global Bond and Real Estate Funds have been expensed as incurred.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES The Company has entered into an investment advisory agreement with Webster Investment Management Company, LLC ("Webster," or the "Advisor") pursuant to which Webster provides investment advisory services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Asset Allocation, 0.05%; Small Cap, 1.05%; International Equity, 0.95% for the first $25 million, 0.80% for the next $25 million, 0.75% for the next $50 million, 0.65% for the next $150 million, 0.60% for the next $250 million, and 0.55% on net assets over $500 million; U.S. Equity, 0.625% for the first $100 million, 0.55% for the next $400 million, and 0.50% on net assets over $500 million; Global Bond, 0.60% for the first $200 million and 0.55% on net assets over $200 million; Real Estate Fund, 1.00% for the first $100 million, 0.85% for the next $400 million, and 0.70% on net assets over $500 million.

Webster has entered into investment sub-advisory agreements with Barclays Global Fund Advisors ("BGI") for the U.S. Equity Fund; Templeton Investment Counsel, Inc. ("Templeton") for the International Equity Fund; Hoover Capital Management, LLC ("Hoover") for the Small Cap Fund; Pacific Investment Management Company ("PIMCO") for the Global Bond Fund; and Uniplan, Inc. ("Uniplan") for the Real Estate Fund (each, a "Sub-Advisor"). Pursuant to these agreements, the Sub-Advisers provide investment sub-advisory services to the Funds and are entitled to receive a fee from Webster calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets as follows: Small Cap, 0.80% for the first $500 million and 0.70% on net assets over $500 million; International Equity, 0.70% for the first $25 million, 0.55% for the next $25 million, 0.50% for the next $50 million, 0.40% for the next $150 million, 0.35% for the next $250 million, and 0.30% on net assets over $500 million; U.S. Equity, 0.375% for the first $100 million, 0.30% for the next $400 million, and 0.25% on net assets over $500 million; Global Bond, 0.35% for the first $200 million and 0.30% on net assets over $200 million; Real Estate Fund, 0.60% for the first $100 million, 0.55% on net assets over $100 million and up to $500 million, and 0.45% on net assets over $500 million. Asset Allocation Fund does not have a sub-advisor.

Prior to October 1, 1998, BGI, Templeton and PIMCO each served as investment advisors to Asset Allocation (then known as "The Global Fund"). BGI advised the Fund's investments in U.S. equities; Templeton advised the Fund's investments in foreign equities; and PIMCO advised the Fund's investments in fixed income and other debt securities. Each sub-advisor received fees calculated daily and payable monthly based on The Global Fund's net assets over which they had investment management responsibility, at the same rates as they currently receive in their capacity as sub-advisors of International Equity, U.S. Equity and Global Bond, respectively.

Also prior to October 1, 1998, Sutton Place Management Co., Inc. ("Sutton") served as Business Manager to the Global Fund and provided certain general administrative functions now performed by Webster. Pursuant to an agreement with the Company, Sutton received business management fees, calculated daily and payable monthly, at the annual rate of 0.30% of the Fund's daily net assets.

The Fund's have a Distribution Plan pursuant to which up to 0.25% of the Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. The Distribution Plan in part replaced a Shareholder Servicing Plan pursuant to which up to 0.35% of the Fund's average net assets could be used to pay shareholder servicing fees. The Shareholder Servicing Plan continued at an annual rate of up to 0.10% of the Fund's average net assets. The expenses of the Distribution and Shareholder Servicing Plan are reflected as distribution and service fees in the statement of operations.

The Company has entered into an administration agreement with PFPC Inc. (the "Administrator," an indirect wholly-owned subsidiary of PNC Bank Corp.) The Administrator also serves as the Company's transfer agent and dividend paying agent. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation.

Provident Distributors, Inc. (the "Distributor"), an affiliate of the administrator, serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. Prior to December 1, 1999, First Data Distributors, Inc. acted as the Distributor of the Funds' shares.

4.  WAIVER OF FEES
The Adviser (and prior to October 1, 1998 the Business Manager) has agreed to voluntarily waive a portion of its fees and/or reimburse certain expenses. These voluntary waivers and/or reimbursements will continue until at least February 25, 2000. As a result of such waivers, the aggregate net expenses (as a percentage of net assets) for the period ended December 31, 1999 have been limited to 1.60%, 1.40%, 1.40%, 1.80%, 0.50% and 1.45%, for the International
Equity, U.S. Equity, Global Bond, Real Estate, Asset Allocation and Small Cap Funds, respectively. For the period ended December 31, 1999, the fee waivers and/or reimbursements were as follows:

                                   FEES            FEES
                                 WAIVED BY      REIMBURSED
FUND                              ADVISOR       BY ADVISOR       TOTAL
------------                   -------------  --------------      ---

Small Cap                       $114,377        $134,903      $249,280
International Equity              59,076         104,675       163,751
U.S. Equity                       21,615            --          21,615
Global Bond                       75,655         191,486       267,141
Real Estate                        7,520          59,381        66,901
Asset Allocation                   5,302             537         5,839

5.  SHARES OF BENEFICIAL INTEREST
The Company's Articles of Incorporation authorize the Directors to issue an unlimited number of shares of beneficial interest. All the Funds except for the Small Cap Fund currently offer a single class of shares. The Small Cap Fund offers both an Investor and Institutional class of shares. There were no Institutional shares outstanding during the period ended December 31, 1999. Each share represents an equal proportionate interest in the Fund with other shares of the Fund, and each is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors.

6.  PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the period ended December 31, 1999 were as follows:

FUND                                     PURCHASES           SALES
------------                          ----------------  ----------------

Small Cap                                $  70,561,464     $  55,147,063
International Equity                         7,137,946        10,194,994
U.S. Equity                                 11,075,235        13,986,012
Global Bond                                222,278,992       212,676,391
Real Estate                                  4,712,208                 0
Asset Allocation                             7,216,713         5,904,560

The cost of purchases and proceeds from sales of long-term U.S. Government securities for the period ended December 31, 1999 were as follows:

FUND                                     PURCHASES           SALES
------------                          ----------------  ----------------

Global Bond                              $  70,190,893     $  79,792,769

At December 31, 1999 the aggregate cost of investments, gross unrealized appreciation and depreciation and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

                                                                                              NET
                                                   GROSS                GROSS              UNREALIZED
                                                UNREALIZED           UNREALIZED          APPRECIATION/
FUND                            COST           APPRECIATION         DEPRECIATION         (DEPRECIATION)
------------                    ---         -------------------  -------------------  --------------------
Small Cap                    $  36,953,635          $10,440,203         $(1,360,927)           $9,079,276
International Equity            25,322,930            4,721,317          (4,191,074)              530,243
U.S. Equity                     31,699,484           11,651,368          (3,299,016)            8,352,352
Global Bond                     46,749,888              650,969            (616,281)              (34,688)
Real Estate                      4,712,208               17,943            (642,795)             (624,852)
Asset Allocation               102,759,232           10,633,448          (1,825,293)            8,808,155

At December 31, 1999 the following Funds had capital loss carryforwards:

FUND                                       AMOUNT          EXPIRATION
------------                               -----            -------

Small Cap                                $  402,268           2006
                                          2,643,446           2007
International Equity                        304,243           2006
                                             43,416           2007
Global Bond                                 913,478           2007

7.  FOREIGN SECURITIES
Each Fund (except the Asset Allocation Fund) may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the Euro, which will replace the national currencies of the participating member countries. Until 2002, the national currencies will continue to exist, but exchange rates will be tied to the Euro. The introduction of the Euro affects all stages of the investment process, including trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the Euro may result in market volatility and may affect the business or financial conditions of European issuers or of a portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among the participating nations, currency risk between the Euro and the U.S. dollar remains a factor.

8.  REORGANIZATION
Effective October 1, 1998, Asset Allocation (formerly known as The Global Fund) reorganized as a fund-of-funds, and three new funds, International Equity, U.S. Equity and Global Bond (the "New Funds"), were established by the Company with the assets of The Global Fund.

This tax free reorganization was accomplished with each New Fund acquiring the net assets of Asset Allocation which corresponded to its investment strategy in exchange for shares of the New Funds. The number and value of shares issued by the New Funds are presented in the "Statement of Changes in Net Assets" herein. Net assets and unrealized appreciation/(depreciation) as of the date of recognization were as follows:

                                                                   NEW FUND
                           NET ASSETS         NET ASSETS           ACQUIRED
                            OF FUND             OF FUND           UNREALIZED
                            PRIOR TO             AFTER           APPRECIATION/
FUND                       CONVERSION         CONVERSION        (DEPRECIATION)
------------            ----------------  -------------------   ---------------

International Equity    $  --                 $20,522,689        $(7,660,302)
U.S. Equity                          --        36,820,117         (4,821,977)
Global Bond                          --       32,251,889             127,875
Asset Allocation           89,198,478         89,198,478                 --

9.  RISK FACTORS OF THE ASSET ALLOCATION FUND
Investing in the Small Cap, International Equity, U.S. Equity, Global Bond and Real Estate Funds (the "Underlying Funds") through the Asset Allocation Fund involves certain additional expenses that would not be present in a direct investment in the Underlying Funds.

The officers and Directors of the Company also serve as officers and Directors of both the Underlying Funds and the Asset Allocation Fund. Conflicts may arise as the officers and directors seek to fulfill their fiduciary responsibilities to both the Asset Allocation Fund and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by the Asset Allocation Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Asset Allocation Fund as recommended by Webster. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. Webster, representing the interests of the Underlying Funds, is committed to minimizing the impact of the Asset Allocation Fund's transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Asset Allocation Fund. Webster may, nevertheless, face conflicts in fulfilling its responsibilities to both the Asset Allocation Fund and the Underlying Funds.

10.  RISK FACTORS OF THE REAL ESTATE FUND
Because the Real Estate Fund may invest a substantial portion of its assets in real estate investment trusts (REITs), the Real Estate Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

11.  SUBSEQUENT EVENTS
The Board of Directors of the Company has voted to liquidate the Global Bond Fund and the Global Asset Allocation Fund. The Global Bond Fund and the Global Asset Allocation Fund were liquidated on February 8, 2000 and February 10, 2000, respectively, and shareholders received liquidating distributions. On February 8, 2000, $23,550,003 in cash was distributed to shareholders from the Global Bond Fund upon dissolution. On February 10, 2000 the Asset Allocation Fund was liquidated and an in-kind distribution of Asset Allocation's investments in the Underlying Funds was made to shareholders on a pro-rata basis.

In addition, on January 27, 2000, the Board of Directors of the Company approved to change the sub-advisors for the U.S. Equity and the International Equity Funds to Garzarelli Investment Management, LLC and Hansberger Global Investors, Inc., respectively, subject to shareholder approval at the February 29, 2000 special shareholder meeting.

12.  SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
A special meeting of shareholders of the Small Cap Fund was held on July 27, 1999 to vote on the proposals listed below. The results were as follows:

PROPOSAL 1: Approval of a 12b-1 Distribution Plan for the Investor class shares of the Fund.

                                         VOTES FOR       VOTES AGAINST
                                       --------------  -----------------

                                            1,958,141            311,957

PROPOSAL 2: Approval of an arrangement for the Small Cap Fund's investment adviser to hire or terminate sub-advisers for the Fund without shareholder approval.

                                         VOTES FOR       VOTES AGAINST
                                       --------------  -----------------

                                            1,892,396            310,714

Proposals 1 and 2 were approved by shareholders of the Small Cap Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Forward Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Forward Funds Inc. (comprising The Small Capitalization Fund, The International Equity Fund, The U.S. Equity Fund, The Global Bond Fund, The Real Estate Investment Fund and The Global Asset Allocation Fund) (the Funds), as of December 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 1999, the results of their operations and changes in their net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

                               ARTHUR ANDERSEN LLP

San Francisco, California
February 18, 2000